As filed with the Securities and Exchange Commission on February 28, 2008

1933 Act File No. 033-07559

1940 Act File No. 811-04767

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 34	[ X ]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No. 35	[ X ]
(Check appropriate box or boxes.)

HERITAGE GROWTH AND INCOME TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, D.C.  20006-1600

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on March 1, 2008 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HERITAGE GROWTH AND INCOME TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Combined Prospectus for Class A and Class C shares of Capital Appreciation Trust, Core Equity Fund, Diversified Growth Fund, Growth and Income Trust, International Equity Fund, Mid Cap Stock Fund and Small Cap Stock Fund

Combined Statement of Additional Information for Capital Appreciation Trust, Core Equity Fund, Diversified Growth Fund, Growth and Income Trust, High Yield Bond Fund, International Equity Fund, Mid Cap Stock Fund and Small Cap Stock Fund

Part C of Form N-1A

Signature Page

Exhibits

HERITAGE MUTUAL FUNDS

Table of Contents

PROSPECTUS
HERITAGE MUTUAL FUNDS
Capital Appreciation Trust	P-1
Core Equity Fund	P-4
Diversified Growth Fund	P-6
Growth and Income Trust	P-8
International Equity Fund	P-11
Mid Cap Stock Fund	P-14
Small Cap Stock Fund	P-16
Additional Information About Risk Factors	P-19

MANAGEMENT OF THE FUNDS
Manager	P-22
Subadvisers	P-22
Portfolio Managers	P-22

DISTRIBUTION OF FUND SHARES
Distributor	P-24
Rule 12b-1 Distribution Plan	P-24
Payments to Financial Intermediaries	P-24

YOUR INVESTMENT
Class A Shares	P-25
Sales Charge Reductions	P-25
Sales Charge Waivers	P-26
Class C Shares	P-26
Application of CDSC	P-26
Reinstatement Privilege	P-26
How To Invest	P-26
How To Sell Your Investment	P-28
How To Exchange Your Shares	P-29
Account and Transaction Policies	P-29
Dividends, Capital Gain Distributions and Taxes	P-32
Fund Symbols, CUSIPs and Codes	P-33

FINANCIAL HIGHLIGHTS
Capital Appreciation Trust	P-34
Core Equity Fund	P-34
Diversified Growth Fund	P-34
Growth and Income Trust	P-35
International Equity Fund	P-35
Mid Cap Stock Fund	P-35
Small Cap Stock Fund	P-36

FOR MORE INFORMATION	P-37

PRIVACY NOTICE
PRIVACY NOTICE TO CLIENTS OF HERITAGE FAMILY OF FUNDS	PN-1

Heritage Mutual Funds

CAPITAL APPRECIATION TRUST	03.01.2008

Investment Objective  I  The Capital Appreciation Trust seeks long-term capital appreciation. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies  I  During normal market conditions, the Capital Appreciation Trust seeks to achieve its objective by investing at least 65% of its total assets in common stocks selected for their potential to achieve capital appreciation over the long term.

The fund’s portfolio management team uses a “bottom-up” method of analysis based on in-depth, fundamental research to determine which stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio management team purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company’s long-term growth fundamentals. The portfolio management team invests in the stocks of companies of any size without regard to market capitalization.

The fund will invest primarily in common stocks of companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. The true worth of the companies’ stocks, however, may not be recognized by the market or the stocks may be currently out of favor with investors. Although the fund is diversified, it normally will hold a core portfolio of stocks of fewer companies than many other diversified funds. The fund will sell securities when they no longer meet the portfolio management team’s investment criteria.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risks  I  The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;

•	Small-cap company risk arises because small-cap companies may have narrower markets, less liquidity and less financial resources than mid-cap or large-cap companies;

•	Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds; and

•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions.

Performance  I  The bar chart that follows shows the annual investment returns for Class A shares for each of the past 10 calendar years. The table that follows compares the fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund

Heritage Mutual Funds

CAPITAL APPRECIATION TRUST	03.01.2008

will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at HeritageFunds.com.

During 10 year period (Class A shares):	Return	Quarter ended
Best Quarter	27.36%	December 31, 1999
Worst Quarter	(24.63)%	September 30, 2001

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the period ended December 31, 2007):
Fund return (after deduction of sales charges and expenses)
	1-Year	5-Years	10-Years
Class A (Inception 12/12/85)
Before Taxes	7.99%	12.54%	8.01%
After Taxes on Distributions	5.04%	11.90%	7.05%
After Taxes on Distributions and Sale of Fund Shares	5.96%	10.81%	6.65%
Class C (Inception 04/03/95)
Before Taxes	12.52%	12.75%	7.75%
Indices (reflects no deduction of taxes, fees, expenses)(a)
Russell 1000® Growth Index(b)	11.81%	12.11%	3.83%
S&P 500 Index(c)	5.49%	12.83%	5.91%

(a) Effective November 1, 2007, the fund replaced its performance benchmark index, the Standard & Poor’s 500 Composite Stock Index (“S&P 500”), with the Russell 1000® Growth Index. When evaluating long term performance, the Russell 1000® Growth Index better reflects the investment style of the fund. (b) The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges. (c) The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C will vary.

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Trust. The fund’s expenses are based on actual expenses incurred for the fiscal year ended October 31, 2007.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(a)	1%
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C
Investment Advisory Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees(b)	0.25%	1.00%
Other Expenses	0.35%	0.36%
Total Annual Fund Operating Expenses(c)	1.20%	1.96%

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale. (b) Under the fund’s distribution plan, the fund is authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. (c) Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.35% of the class’ average daily net assets and Class C annual operating expenses exceed 2.15% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends,

Heritage Mutual Funds

CAPITAL APPRECIATION TRUST	03.01.2008

extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below these percentage limitations.

Expense Example  I  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares	$591	$838	$1,103	$1,860
C shares	$199	$615	$1,057	$2,285

Portfolio Managers  I  Steven M. Barry, David G. Shell and Gregory H. Ekizian are Chief Investment Officers and Senior Portfolio Managers of Goldman Sachs Asset Management, L.P., and are responsible for the day-to-day management of the fund.

Heritage Mutual Funds

CORE EQUITY FUND	03.01.2008

Investment Objective  I  The Core Equity Fund seeks long-term growth through capital appreciation. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies  I

The Core Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. This policy will not be changed without 60 calendar days advance notice to shareholders. The fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the Portfolio Managers believe have the potential for growth over the intermediate- and long-term. The fund may also invest in preferred stocks and convertible securities that the Portfolio Managers believe may permit the fund to achieve its investment objective.

The fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The Portfolio Managers’ strategy combines a “bottom-up” research process with a relative-valuation discipline in purchasing stocks. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. In general, the fund’s Portfolio Managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. The fund will sell securities when they no longer meet the portfolio management team’s investment criteria.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the Portfolio Manager invokes this strategy, the fund’s ability to achieve its investment objective may be affected adversely.

Principal Risks  I  The greatest risk of investing in this fund is you could lose money. The fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s NAV also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market;

•	Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds; and

•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions.

Performance  I  The bar chart that follows shows the annual investment returns for Class A shares for each calendar year since inception. The table that follows compares the fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at HeritageFunds.com.

Since the fund’s inception (Class A shares):	Return	Quarter ended
Best Quarter	7.77%	September 30, 2006
Worst Quarter	(5.05)%	December 31, 2007

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Heritage Mutual Funds

CORE EQUITY FUND	03.01.2008

Average annual total returns (for the period ended December 31, 2007):
Fund return (after deduction of sales charges and expenses)
	1-Year	Lifetime
Class A (Inception 05/02/05)
Before Taxes	(4.15)%	4.90%
After Taxes on Distributions	(5.24)%	4.30%
After Taxes on Distributions and Sale of Fund Shares	(3.84)%	3.98%
Class C (Inception 05/02/05)
Before Taxes	(0.19)%	6.00%
Index (reflects no deduction of taxes, fees, expenses)
	1-Year	Lifetime(a)
S&P 500 Index(b)	5.49%	11.27%

(a) Results for the index shown are measured from the inception date of the fund shares. (b) The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C will vary.

Fees and Expenses  I  The tables that follows describe the fees and expenses that you may pay if you buy and hold shares of the Core Equity Fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended October 31, 2007.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(a)	1%
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C
Investment Advisory Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees(b)	0.25%	1.00%
Other Expenses	0.43%	0.51%
Total Annual Fund Operating Expenses(c)	1.28%	2.11%
Recovered Fees Previously Waived by Manager(d)	0.08%	0.07%
Net Expenses	1.36%	2.18%

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale. (b) Under the fund’s distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. (c) Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.35% of the class’ average daily net assets and Class C annual operating expenses exceed 2.15% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. (d) The amount shown represents a fee reimbursement paid by the fund to Heritage.

Expense Example  I  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares	$607	$869	$1,151	$1,953
C shares	$221	$668	$1,140	$2,447

Portfolio Managers  I  Richard Skeppstrom, E. Craig Dauer, CFA, John G. Jordan III, CFA and Robert Marshall are responsible for the day-to-day management of the Fund. Mr. Skeppstrom is a Managing Director and Messrs. Dauer, Jordan and Marshall are Co-Portfolio Managers of the fund’s investment subadviser, Eagle Asset Management, Inc. (“Eagle”).

Heritage Mutual Funds

DIVERSIFIED GROWTH FUND	03.01.2008

Investment Objective  I  The Diversified Growth Fund seeks long-term capital appreciation. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies  I  Under normal market conditions, the Diversified Growth Fund seeks to achieve its objective by investing at least 65% of its total assets in the equity securities of companies that may have significant growth potential (growth companies).

The fund’s Portfolio Manager uses a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The Portfolio Manager attempts to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. The fund invests a majority of its assets in common stocks of companies with total market capitalization between $1 billion and $16 billion, although the fund may invest a portion of its assets in common stocks of smaller or larger companies that it believes have significant growth potential. The Portfolio Manager generally does not emphasize investment in any particular investment sector or industry.

The fund will invest primarily in equity securities of companies that the Portfolio Manager believes have high growth rates and strong prospects for their business or services. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. The fund will generally sell when the stock has met the Portfolio Manager’s target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risks  I  The greatest risk of investing in this fund is you could lose money. The fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s NAV also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;

•	Small-cap company risk arises because small-cap companies may have narrower markets, less liquidity and less financial resources than mid-cap or large-cap companies; and

•	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs.

Performance  I  The bar chart that follows shows the annual investment returns for Class A shares for each calendar year since inception. The table that follows compares the fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at HeritageFunds.com.

Since the fund’s inception (Class A shares):	Return	Quarter ended
Best Quarter	36.81%	December 31, 1999
Worst Quarter	(22.27)%	September 30, 2001

Heritage Mutual Funds

DIVERSIFIED GROWTH FUND	03.01.2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the period ended December 31, 2007):
Fund return (after deduction of sales charges and expenses)
	1-Year	5-Years	Lifetime
Class A (Inception 08/20/98)
Before Taxes	19.59%	15.23%	14.12%
After Taxes on Distributions	14.84%	13.64%	12.15%
After Taxes on Distributions and Sale of Fund Shares	14.76%	12.86%	11.54%
Class C (Inception 08/20/98)
Before Taxes	24.61%	15.48%	13.86%
Index (reflects no deduction of taxes, fees, expenses)
	1-Year	5-Years	Lifetime(a)
Russell Midcap® Growth Index(b)	11.43%	17.90%	7.63%

(a) Results for the index shown are measured from the inception date of the fund shares. (b) The Russell Midcap® Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges. The stocks in the Index are also members of the Russell 1000® Growth Index.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C will vary.

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Diversified Growth Fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended October 31, 2007.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(a)	1%
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C
Investment Advisory Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees(b)	0.25%	1.00%
Other Expenses	0.51%	0.51%
Total Annual Fund Operating Expenses(c)	1.36%	2.11%

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were not otherwise eligible for a sales charge waiver and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale. (b) Under the fund’s distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. (c) Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.45% of the class’ average daily net assets and Class C annual operating expenses exceed 2.25% of that class’s average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

Expense Example  I  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares	$607	$885	$1,184	$2,032
C shares	$214	$661	$1,134	$2,441

Portfolio Managers  I  Bert L. Boksen, CFA, a Managing Director and Senior Vice President of the fund’s subadviser Eagle Asset Management, Inc., has been responsible for the day-to-day management of the fund’s investment portfolio since the fund’s inception. Christopher Sassouni, D.M.D., and Eric Mintz, CFA, serve as Assistant Portfolio Managers.

Heritage Mutual Funds

GROWTH AND INCOME TRUST	03.01.2008

Investment Objective  I  The Growth and Income Trust primarily seeks long-term capital appreciation and, secondarily, seeks current income. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies  I  The fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. Equity investments in the portfolio normally will be weighted in favor of companies that pay dividends. However, the fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the fund’s investment subadviser, Thornburg Investment Management, Inc., offer prospects for meeting the fund’s investment goals.

The fund’s Portfolio Managers adhere to a relative value investment style, employing a “bottom-up” investment process that seeks to acquire promising companies with sound business fundamentals at a time when they believe intrinsic value is not fully recognized by the marketplace. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The Portfolio Managers’ philosophy defines value in three categories:

•	Basic Value – stocks of financially sound companies with well established businesses that are selling at low valuations relative to the company’s net assets or potential earning power;

•	Consistent Earners – companies that exhibit blue chip characteristics, with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms; and

•	Emerging Franchises – value-priced companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above average rate.

The fund’s Portfolio Managers generally invest in mid- ($500 million to $15 billion) to large-capitalization (over $5 billion) companies that are diversified across different industries and sectors. The fund may invest up to 30% of its net assets in foreign securities.

Equity securities typically include common stocks including foreign stock, convertible securities, preferred stocks, and real estate investment trusts (“REITs”). The fund may also invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody’s Investors Service, Inc. or Standard & Poor’s or, if unrated, deemed to be of comparable quality.

The fund may write covered call options (not to exceed 10% of its total assets) on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written. The fund may purchase debt securities of any maturity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risks  I  The greatest risk of investing in this fund is you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s NAV also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market;

•	Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;

•	Small-cap company risk arises because small-cap companies may have narrower markets, less liquidity and less financial resources than mid-cap or large-cap companies;

•	Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest

Heritage Mutual Funds

GROWTH AND INCOME TRUST	03.01.2008

rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;

•	Covered call option risk arises due to potential changes in the value of the stock on which the option is written;

•

Government Sponsored Enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs have variations in the level of support they receive from the U.S. Government; and

•	Market timing risk arises because a fund’s value may be affected by market timing, especially in foreign markets.

Performance  I  The bar chart that follows shows the annual investment returns for Class A shares for each of the past 10 calendar years. The table that follows compares the fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at HeritageFunds.com.

During 10 year period (Class A shares):	Return	Quarter ended
Best Quarter	19.00%	September 30, 2003
Worst Quarter	(13.24)%	September 30, 2002

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the period ended December 31, 2007):
Fund Return (after deduction of sales charges and expenses)
	1-Year	5-Years	10-Years
Class A (Inception 12/15/86)
Before Taxes	12.10%	16.23%	5.38%
After Taxes on Distributions	8.98%	14.63%	3.91%
After Taxes on Distributions and Sale of Fund Shares	9.31%	13.60%	3.94%
Class C (Inception 04/03/95)
Before Taxes	16.74%	16.47%	5.10%
Index (reflects no deduction of taxes, fees, expenses)
S&P 500 Index(a)	5.49%	12.83%	5.91%

(a) The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C will vary.

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth and Income Trust. The fund’s expenses are based on actual expenses incurred for the fiscal year ended October 31, 2007.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(a)	1%
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Heritage Mutual Funds

GROWTH AND INCOME TRUST	03.01.2008

Annual fund operating expenses (expenses deducted from fund assets):
	Class A		Class C
Investment Advisory Fees	0.56%		0.56%
Distribution and Service (12b-1) Fees(b)	0.25%		1.00%
Other Expenses	0.59%		0.60%
Total Annual Fund Operating Expenses	1.40%		2.16%
Fees and Expenses Waived(c)	(0.22%	)	(0.19%	)
Recovered Fees Previously Waived(d)	0.17%		0.17%
Net Expenses	1.35%		2.14%

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were not otherwise eligible for a sales charge waiver and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale. (b) Under the fund’s distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.50% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. (c) Heritage Asset Management, Inc has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.35% of the class’ average daily net assets and Class C annual operating expenses exceed 2.15% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee waivers without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods if overall expenses fall below these percentage limitations. (d) The amount shown represents a fee reimbursement paid by the fund to Heritage.

Expense Example  I  This example is intended to help you compare the cost of investing in the Growth and Income Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. Because the fee waiver and expense reimbursement are only guaranteed through February 28, 2009, net expenses are used to calculate costs in Year 1, and total annual fund operating expenses are used to calculate costs in Years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares	$606	$892	$1,200	$2,071
C shares	$217	$674	$1,158	$2,491

Portfolio Managers  I  William Fries, CFA, and Brad Kinkelaar, Managing Directors of Thornburg Investment Management, Inc., are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio.

Heritage Mutual Funds

INTERNATIONAL EQUITY FUND	03.01.2008

Investment Objective  I  The International Equity Fund seeks capital appreciation principally through investment in a portfolio of international equity securities. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies  I  The International Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. This policy will not be changed without 60 calendar days advance notice to shareholders. The fund will invest primarily in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers.

The fund invests primarily in equity securities of foreign companies that the Portfolio Managers believe have the potential to capitalize on worldwide growth trends and global changes. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. The fund also may invest in exchange-traded index funds based on foreign indices. The fund will sell securities when they no longer meet the portfolio manager’s investment criteria.

The fund may invest in securities traded on any securities market in the world. When allocating the fund’s assets among various securities markets of the world, the Portfolio Managers consider such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations, and financial, social, national and political factors. The Portfolio Managers also consider market regulations and liquidity of the market.

The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). The fund may also invest up to 35% of its assets in emerging markets, which are those countries whose markets are not yet highly developed, such as those included in the Morgan Stanley Capital International All Country World Index ex-US (“MSCI ACWI ex-US®”). The fund can invest in foreign currency and purchase and sell foreign currency forward contracts and futures contracts to improve its returns or protect its assets.

The fund’s Portfolio Managers use a “bottom-up” sector and stock-specific approach within the developed markets (Europe,

Canada, Australia). A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. Within the emerging markets, a “top-down”, macro-economic driven process is adopted. A top-down method of analysis emphasizes the significance of economic and market cycles. Finally, when considering investments in Japanese companies, a hybrid approach (both bottom-up and top-down) is most effective.

Generally, the fund will invest in companies with a market cap of greater than $2.5 billion. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued. The fund also can invest a portion of its assets in investment-grade fixed income securities when equity securities appear to be overvalued. Investing in fixed income securities affords the fund the opportunity for capital growth, as in periods of declining interest rates. The fund may also invest up to 10% of its assets in debt securities of U.S. and foreign issuers, including high-risk, high-yield non-investment grade bonds (“junk bonds”) and emerging market debt securities.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risks  I  The greatest risk of investing in this fund is you could lose money. The fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s NAV also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of

Heritage Mutual Funds

INTERNATIONAL EQUITY FUND	03.01.2008

money, are susceptible to rising interest rates and have greater volatility;

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;

•

Emerging markets risk arises because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. Additionally, risk arises because investing in emerging markets has greater social, political and economic uncertainty, dependence on foreign aid and a limited number of buyers;

•	Derivative risk is the risk that the strategy used in purchasing futures contracts, foreign currency forward contract and options on futures may not succeed;

•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;

•	Market timing risk arises because a fund’s value may be affected by market timing, especially in foreign markets; and

•

Investing in other investment companies and exchange traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

Performance  I  The bar chart that follows shows the annual investment returns for Class A shares for each of the past 10 calendar years. The table that follows compares the fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at HeritageFunds.com.

During 10 year period (Class A shares):	Return	Quarter ended
Best Quarter	25.39%	December 31, 1999
Worst Quarter	(17.42)%	September 30, 2001

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the period ended December 31, 2007):
Fund Return (after deduction of sales charges and expenses)
	1-Year	5-Years	10-Years
Class A (Inception 12/27/95)
Before Taxes	10.71%	21.76%	7.54%
After Taxes on Distributions	9.31%	20.46%	6.45%
After Taxes on Distributions and Sale of Fund Shares	9.08%	18.88%	6.18%
Class C (Inception 12/27/95)
Before Taxes	15.32%	22.03%	7.26%
Index (reflects no deduction of taxes, fees, expenses)(a)
MSCI ACWI-ex US®(b)	16.65%	24.02%	9.55%
MSCI EAFE® Index(c)	11.63%	22.08%	9.04%

(a) Effective July 1, 2007, the fund replaced its performance benchmark index, MSCI EAFE® Index, with the MSCI ACWI ex-US®. The MSCI ACWI ex-US® contains emerging markets in the index, while the MSCI EAFE® Index does not. Thus, the MSCI ACWI ex-US® better reflects the holdings within the fund. (b) The MSCI ACWI-ex US® is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 31, 2007, the MSCI ACWI-ex U.S. consisted of 47 developed and emerging market country indices. (c) The MSCI EAFE® Index is an unmanaged index representative of the market structure of approximately 20 countries from the stock markets of Europe, Australasia, and the Far East. Its returns do not include the net effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Heritage Mutual Funds

INTERNATIONAL EQUITY FUND	03.01.2008

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class C will vary.

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended October 31, 2007.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(a)	1%
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C
Investment Advisory Fees	0.72%	0.72%
Distribution and Service (12b-1) Fees(b)	0.25%	1.00%
Other Expenses(c)	0.44%	0.45%
Total Annual Fund Operating Expenses(d)	1.41%	2.17%
Recovered Fees Previously Waived by Manager(e)	0.06%	0.06%
Net Expenses	1.47%	2.23%

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were not otherwise eligible for a sales charge waiver and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale. (b) Under the fund’s distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. (c) Includes acquired fund fees and expenses. (d) Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.65% of the class’ average daily net assets and to the extent that the Class C annual operating expenses each exceed 2.45% of that class’ average daily net assets through February 28, 2009. This expense limitation exclude interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. (e) The amount shown represents a fee reimbursement paid by the fund to Heritage.

Expense Example  I  This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares	$617	$906	$1,215	$2.090
C shares	$226	$685	$1,170	$2,508

Portfolio Managers  I  Rudolph-Riad Younes, CFA, Head of International Equities at Julius Baer Investment Management LLC and Richard C. Pell, Chief Investment Officer of Julius Baer Investment Management LLC are responsible for the day-to-day management of the fund.

Heritage Mutual Funds

MID CAP STOCK FUND	03.01.2008

Investment Objective  I  The Mid Cap Stock Fund seeks long-term capital appreciation. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies  I  The Mid Cap Stock Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of mid-cap companies. This policy will not be changed without 60 calendar days advance notice to shareholders. Mid-cap companies are those with a total market capitalization of between $500 million and $15 billion.

The fund’s Portfolio Managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The fund’s Portfolio Managers seek to purchase mid-cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The Portfolio Managers focus on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines.

The fund will invest primarily in stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the Portfolio Managers’ investment criteria.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Principal Risks  I  The greatest risk of investing in this fund is you could lose money. The fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s NAV also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and

•	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs.

Performance  I  The bar chart that follows shows the annual investment returns for Class A shares for each calendar year since inception. The table that follows compares the fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at HeritageFunds.com.

Since the fund’s inception (Class A shares):	Return	Quarter ended
Best Quarter	21.68%	December 31, 1999
Worst Quarter	(16.39)%	September 30, 2002

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Heritage Mutual Funds

MID CAP STOCK FUND	03.01.2008

Average annual total returns (for the period ended December 31, 2007):
Fund return (after deduction of sales charges and expenses)
	1-Year	5-Years	10-Years
Class A (Inception 11/06/97)
Before Taxes	7.88%	14.35%	12.16%
After Taxes on Distributions	5.02%	12.86%	10.55%
After Taxes on Distributions and Sale of Fund Shares	5.56%	11.97%	9.95%
Class C (Inception 11/06/97)
Before Taxes	12.44%	14.60%	11.86%
Index (reflects no deduction of taxes, fees, expenses)
S&P MidCap 400 Index(a)	7.98%	16.20%	11.20%

(a) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class C will vary.

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended October 31, 2007.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None(a)	1%
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C
Investment Advisory Fees	0.55%	0.55%
Distribution and Service (12b-1) Fees(b)	0.25%	1.00%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses(c)	1.13%	1.88%

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were not otherwise eligible for a sales charge waiver and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale. (b) Under the fund’s distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. (c) Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.45% of the class’ average daily net assets and Class C annual operating expenses exceed 2.25% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

Expense Example  I  This example is intended to help you compare the cost of investing in the Mid Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares	$585	$817	$1,068	$1,784
C shares	$191	$591	$1,016	$2,201

Portfolio Managers  I  Todd McCallister, Ph.D., CFA, Managing Director and a Senior Vice President of Eagle, and Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle, are jointly responsible for the day-to-day management of the fund’s investment portfolio.

Heritage Mutual Funds

SMALL CAP STOCK FUND	03.01.2008

Investment Objective  I  The Small Cap Stock Fund seeks long-term capital appreciation. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies  I  The Small Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small-capitalization companies. This policy will not be changed without 60 calendar days advance notice to shareholders. Small-cap companies are those with a total market capitalization of less than $2 billion at time of investment.

The fund will invest in stocks of companies that appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that appear to have significant future growth potential. The fund has two subadvisers, Eagle Asset Management, Inc. (“Eagle”) and Eagle Boston Investment Management, Inc. (“EBIM”). Each subadviser manages a portion of the fund’s investment portfolio and has a different management style.

When making its investment decisions, Eagle generally focuses on investing in the securities of companies that the Portfolio Manager believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Eagle utilizes a “bottom-up” approach to identifying the companies in which it invests and will perform fundamental financial research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

EBIM employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small-cap market. EBIM seeks to achieve these goals through fundamental internal research. The companies in which EBIM invests generally will have, in the opinion of EBIM, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and/or the ability to perform well in a stagnant economy. The companies purchased generally will have low price-to-earnings ratios relative to the stock market in general.

As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely. The fund will sell securities when they no longer meet the Portfolio Managers’ investment criteria.

Principal Risks  I  The greatest risk of investing in this fund is you could lose money. This fund invests primarily in equity securities whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s NAV also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield; and

•	Small-cap company risk arises because small-cap companies may have narrower markets, less liquidity and less financial resources than mid-cap or large-cap companies.

Performance  I  The bar chart that follows shows the annual investment returns for Class A shares for each of the past 10 calendar years. The table that follows compares the fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund

Heritage Mutual Funds

SMALL CAP STOCK FUND	03.01.2008

will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at HeritageFunds.com.

During 10 year period (Class A shares):	Return	Quarter ended
Best Quarter	21.64%	June 30, 1999
Worst Quarter	(25.03)%	September 30, 1998

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the period ended December 31, 2007):
Fund return (after deduction of sales charges and expenses)
	1-Year	5-Years	10-Years
Class A (Inception 05/07/93)
Before Taxes	1.98%	14.84%	6.07%
After Taxes on Distributions	(0.72)%	13.71%	5.01%
After Taxes on Distributions and Sale of Fund Shares	1.26%	12.90%	4.88%
Class C (Inception 04/03/95)
Before Taxes	6.28%	15.09%	5.79%
Index (reflects no deduction of taxes, fees, expenses)
Russell 2000® Index(a)	(1.57)%	16.25%	7.08%

(a) The Russell 2000® Index is an unmanaged index comprised of the 2000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization. The returns of the Russell 2000® Index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class C will vary.

Fees and Expenses  I  The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Stock Fund. The fund’s expenses are based on actual expenses incurred for the fiscal year ended October 31, 2007.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds whichever is lower)	None(a)	1%
Redemption Fee (as a % of amount redeemed, if applicable)	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C
Investment Advisory Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees(b)	0.25%	1.00%
Other Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses(c)	1.25%	2.00%

(a) If you purchased $1,000,000 or more of Class A shares of a Heritage mutual fund that were not otherwise eligible for a sales charge waiver and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale. (b) Under the fund’s distribution plan, the fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. (c) Heritage Asset Management, Inc. has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund fees to the extent that Class A annual operating expenses exceed 1.40% of the class’ average daily net assets and Class C annual operating expenses exceed 2.20% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

Heritage Mutual Funds

SMALL CAP STOCK FUND	03.01.2008

Expense Example  I  This example is intended to help you compare the cost of investing in the Small Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
A shares	$596	$853	$1,129	$1,915
C shares	$203	$627	$1,078	$2,327

Portfolio Managers  I  Bert L. Boksen, CFA, a Managing Director and Senior Vice President of Eagle, is responsible for the day-to-day management of Eagle’s portion of the fund’s investment portfolio. Eric Mintz, CFA, serves as Assistant Portfolio Manager for the Eagle portion of the fund. David M. Adams and John “Jack” McPherson each are Managing Directors of EBIM. Mr. Adams serves as the Lead Portfolio Manager with Mr. McPherson serving as the Co-Portfolio Manager. Both have been responsible for the day-to-day management of EBIM’s portion of the fund since 2007.

Heritage Mutual Funds

ADDITIONAL INFORMATION ABOUT RISK FACTORS	03.01.2008

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk Factor	Capital Appreciation	Core Equity	Diversified Growth	Growth and Income	International Equity	Mid Cap	Small Cap
Stock market	X	X	X	X	X	X	X
Growth stocks	X	X	X	X	X	X	X
Value stocks		X		X
Mid-cap companies	X		X	X		X
Small-cap companies	X		X	X			X
Changes in interest rates				X
High-yield securities				X	X
Credit				X	X
Foreign securities				X	X
Emerging markets					X
Derivatives					X
Covered call options				X
Government sponsored enterprises				X
Focused holdings	X	X
Sectors	X	X			X
Portfolio turnover			X			X
Market timing activities				X	X
Other investment companies					X

Stock Market   I  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Growth Stocks  I  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stocks  I  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

Mid-Cap Companies  I  Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

Small-Cap Companies  I  Investments in small-cap companies generally involve greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap

Heritage Mutual Funds

ADDITIONAL INFORMATION ABOUT RISK FACTORS	03.01.2008

companies may have less market liquidity than mid-cap and large-cap companies.

Changes in Interest Rates  I  Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

High-Yield Securities  I  Investments in securities rated below investment grade, or “junk bonds”, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Credit  I  A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

Foreign Securities  I  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Emerging Markets  I  When investing in emerging markets, the risks mentioned above of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Derivatives  I  A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Covered Call Options  I  Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Government Sponsored Enterprises  I  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal

Heritage Mutual Funds

ADDITIONAL INFORMATION ABOUT RISK FACTORS	03.01.2008

Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Focused Holdings  I  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s NAV and total return.

Sectors  I  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Portfolio Turnover  I  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

Risk of Market Timing Activities  I  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While Heritage Asset Management, Inc. monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

Other Investment Companies and ETFs  I  Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the Portfolio Manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Management of the Funds

PROSPECTUS	03.01.2008

Manager

Heritage Asset Management, Inc. (“Heritage”) located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for each fund. Heritage is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Heritage manages, supervises and conducts the business and administrative affairs of these funds and other Heritage mutual funds with net assets totaling over $10 billion as of December 31, 2007. The basis for the approval of each Investment Advisory contract is contained in the annual report for the period ending October 31, 2007. The table below contains the effective investment advisory fee rate for the last fiscal year for each fund, which takes into account fee waivers, fee recovery and breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate for funds may decline as assets increase.

Fees charged
Capital Appreciation Trust	0.60%
Core Equity Fund	0.60%
Diversified Growth Fund	0.60%
Growth and Income Trust	0.59%
International Equity Fund	0.72%
Mid Cap Stock Fund	0.55%
Small Cap Stock Fund	0.60%

Each fund has entered into an Administrative Agreement with Heritage under which each fund pays Heritage 0.15% of average daily net assets for various administrative services.

Subadvisers

Heritage may allocate and re-allocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees (the “Board”). In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Heritage is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers (except affiliated subadvisers) for each fund without approval of fund shareholders, but subject to approval of the Board. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated. Heritage has selected the following subadvisers to provide investment advice and portfolio management services to the funds’ portfolios:

•

Eagle Asset Management, Inc. (“Eagle”) 880 Carillon Parkway, St. Petersburg, Florida 33716, a wholly owned subsidiary of RJF, serves as a subadviser to the Capital Appreciation Trust, the Core Equity Fund, the Diversified Growth Fund, the Growth and Income Trust, the Mid Cap Stock Fund and the Small Cap Stock Fund. However, Heritage currently has not allocated any of the assets of the Capital Appreciation Trust or Growth and Income Trust to Eagle. As of December 31, 2007, Eagle had approximately $14.4 billion of assets under its discretionary management.

•

Eagle Boston Investment Management, Inc. (“EBIM”), previously known as Awad Asset Management, Inc., serves as a subadviser to the Small Cap Stock Fund. EBIM, 880 Carillon Parkway, St. Petersburg, Florida 33716, a wholly owned subsidiary of Eagle, had approximately $740 million of assets under its discretionary management as of December 31, 2007.

•

Goldman Sachs Asset Management L.P. (“GSAM”), 2502 Rocky Point Drive, Tampa, Florida 33607, serves as a subadviser to the Capital Appreciation Trust. As of December 31, 2007, GSAM, a business unit of the Investment Management Division of Goldman, Sachs & Co., had approximately $763 billion of assets under management.

•

Julius Baer Investment Management LLC (“Julius Baer”), 330 Madison Avenue, New York, New York 10017, the subadviser to the International Equity Fund, is a majority owned subsidiary of Julius Baer Americas, Inc., which in turn is a wholly owned subsidiary of Julius Baer Holdings Ltd., of Zurich, Switzerland. Julius Baer had approximately $75 billion of assets under management as of December 31, 2007.

•

Thornburg Investment Management, Inc. (“Thornburg”) 119 East Marcy Street, Suite 200, Santa Fe, New Mexico 87501, serves as the subadviser to the Growth and Income Trust. As of December 31, 2007, Thornburg had approximately $52.9 billion of assets under its discretionary management.

Portfolio Managers

The following Portfolio Managers are responsible for the day-to-day management of each investment portfolio:

•

Capital Appreciation Trust — Steven M. Barry, Gregory H. Ekizian, and David G. Shell have been responsible for the day-to-day management of the fund’s investment portfolio since 2002. Messrs. Barry, Ekizian, and Shell are Chief

Management of the Funds

PROSPECTUS	03.01.2008

Investment Officers (“CIOs”) and Portfolio Managers of GSAM’s “Growth Team”. All members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings. The entire Growth Team discusses and debates whether the business being presented meets the Growth Team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

•

Core Equity Fund — The Large-Cap Core Team of Eagle has been responsible for the day-to-day management of the fund since inception. The team is comprised of four Co-Portfolio Managers, each of whom is responsible for all aspects of the management of the fund: Richard H. Skeppstrom II, E. Craig Dauer, CFA, John G. Jordan, III, CFA, and Robert Marshall. Mr. Skeppstrom leads the team and has been a Managing Director of Eagle since 2001. Messrs. Dauer and Jordan have been Co-Portfolio Managers on Eagle’s Large-Cap Core Team since 2001. Mr. Marshall has been a Co-Portfolio Manager on Eagle’s Large-Cap Core Team since 2002.

•

Diversified Growth Fund — Bert L. Boksen, CFA has been responsible for the day-to-day management of the investment portfolio since inception. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Christopher Sassouni, D.M.D. has been Assistant Portfolio Manager and Vice President since 2006 and assists Mr. Boksen in the responsibilities of managing the fund. Previously, Mr. Sassouni served as a Senior Research Analyst with Eagle since 2003 and as President and CEO of Healthcare Investment Advisors, Inc. from 1999 to 2003. Eric Mintz, CFA, has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the fund. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

•

Growth and Income Trust — William V. Fries, CFA and Brad Kinkelaar are Co-Portfolio Managers of the fund and responsible for the day-to-day management of the fund. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. Mr. Fries has been responsible for the day-to-day management of the investment portfolio since 2001. Mr. Kinkelaar joined

Thornburg in 1999 and was elected as a Managing Director in 2003. Mr. Kinkelaar has been a Co-Portfolio Manager since 2006.

•

International Equity Fund — Rudolph-Riad Younes, CFA and Richard C. Pell have shared responsibility for the day-to-day management of the investment portfolio since 2002. Mr. Younes, Head of International Equities, joined Julius Baer in 1993. Mr. Pell joined Julius Baer as Chief Investment Officer (USA) in 1995.

•

Mid Cap Stock Fund — Todd McCallister, Ph.D., CFA, Managing Director and Senior Vice President of Eagle, and Stacey Serafini Thomas, CFA, a Vice President and Co-Portfolio Manager of Eagle, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio. Mr. McCallister joined Eagle in 1997 and has served as the fund’s Portfolio Manager since inception. Ms. Thomas joined Eagle in 1999 and prior to her appointment as the fund’s Co-Portfolio Manager in 2005 served as the fund’s Assistant Portfolio Manager from 2000 to 2005.

•

Small Cap Stock Fund — David M. Adams and John McPherson are Managing Directors of EBIM. Mr. Adams serves as the Lead Portfolio Manager and Mr. McPherson serves as the Co-Portfolio Manager. Both have been responsible for the day-to-day management of the fund’s investment portfolio since 2007. Prior to joining EBIM, Mr. Adams was with Pioneer Investment Management from 1994 to 2006 and served as a Portfolio Manager and Head of Small-Cap Investing from 2002 to 2006. Prior to joining EBIM, Mr. McPherson was a Portfolio Manager with Pioneer Investment Management from 2002 to 2006. Bert L. Boksen has been responsible for the day-to-day management of Eagle’s portion of the investment portfolio assets since 1995. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Eric Mintz, CFA, has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the fund.

Additional information about Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and the ownership of fund shares is found in the Statement of Additional Information (“SAI”).

Distribution of Fund Shares

PROSPECTUS	03.01.2008

Distributor

Heritage Fund Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of Heritage, serves as the distributor of the funds. The Distributor may compensate other broker-dealers to promote sales of fund shares.

Rule 12b-1 Distribution Plan

Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fee rate varies for each class of shares as described below.

Payments to Financial Intermediaries

Heritage, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the funds. Heritage or the Distributor may also make cash payments to one or more of its Affiliates. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Heritage or its Affiliates may make these payments from their own resources and the Distributor may make such payments from the retention of underwriting concessions or 12b-1 fees. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Heritage, the Distributor and/or an Affiliate.

Heritage or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. The benefits that Heritage and its Affiliates receive when these payments are made include, among other things, placing the funds on the financial advisor’s funds sales system, possibly placing the funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its “sales shelf”). Heritage and its Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Heritage or its Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Heritage or its Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Heritage or its Affiliates also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Heritage’s or its Affiliates’ personnel may make presentations on the funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate may also make payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or otherwise would be a direct obligation of the funds. The funds may reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Heritage and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Heritage and its Affiliates benefit from the incremental management and other fees paid to Heritage and its Affiliates by the funds with respect to those assets.

You can find further details about these payments and the services provided by financial intermediaries in the fund’s SAI. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from Heritage or its Affiliates or the funds, as well as about fees and/or commissions it charges.

Your Investment

PROSPECTUS	03.01.2008

You can choose from two classes of fund shares: Class A shares and Class C shares. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets.

If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below in “Sales Charge Reductions”. If you think you are eligible, contact Heritage or your financial advisor for further information.

	Sales charge as a percentage of:		Dealer concession as % of offering price(a)
Your investment	Offering price	Your investment
Less than $25,000	4.75%	4.99%	4.25%
$25,000 - $49,999	4.25%	4.44%	3.75%
$50,000 - $99,999	3.75%	3.90%	3.25%
$100,000 - $249,999	3.25%	3.36%	2.75%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	0.00%	(b)

(a) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above. (b) For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge (“CDSC”) of 1% and Heritage will retain the Rule 12b-1 fees for the 18-month period. The way the CDSC is calculated is described below and is identical for each class.

Sales Charge Reductions

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial advisor or Heritage of your eligibility at the time of purchase.

Heritage offers programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all Heritage mutual funds (except for the money market funds) in the account owner relationships listed below. For purposes of determining your sales charge, we will apply discounts based upon the greater of the current account value or the total of all purchases less all redemptions.

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Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement — including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer;

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of Accumulation — You may add the value of your previous Class A and Class C purchases (excluding the money market funds) for purposes of calculating the sales charge for future purchases of Class A shares. For example if you previously purchased $20,000 of a Heritage mutual fund and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of Intent — You may combine Class A and Class C share purchases of any Heritage mutual fund (except for the money market funds) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account.

SIMPLE IRA — By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a Rights of Accumulation or Letter of Intent sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by Heritage.

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Sales Charge Waivers

Class A shares may be purchased at NAV without any sales charge by:

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Heritage, its affiliates, directors, officers and employees; any Heritage mutual fund and current and retired officers and Trustees of a fund; the subadviser of any Heritage mutual fund and its current directors, officers and employees; employees and registered financial advisors of broker-dealers that have selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;

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Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Heritage or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization;

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As indicated in the preceding “Class A Sales Charges” schedule, Class A investments of $1,000,000 or more, either as a single purchase or through the Rights of Accumulation or Letter of Intent programs above, are sold at NAV. From its own resources, Heritage may pay the Distributor up to 1% of the purchase amount on the first $3 million and 0.80% on assets thereafter in these accounts. Such shares redeemed within 18 months of purchase are subject to a CDSC of 1% and Heritage may retain the Rule 12b-1 fees for up to 18 months.

Information concerning Sales Charge Reductions and Waivers can be found in the SAI and on our website, HeritageFunds.com.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial advisor as to the suitability of such investment for you.

Application of CDSC

The CDSC for each class is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase. Any period of time you held shares of a Heritage money market fund will not be counted when determining your CDSC.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a Heritage money market fund will not be counted for purposes of calculating the CDSC.

The CDSC for Class A shares and Class C shares is waived if the shares are sold:

•	To make certain distributions from retirement plans;

•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);

•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

•	Due to Heritage closing shareholder accounts that do not comply with the minimum balance requirements.

Reinstatement Privilege

If you sell Class A or Class C shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Heritage and your financial advisor at the time of investment if you decide to exercise this privilege.

How To Invest

There are several ways to invest, although the availability of these services may be limited by your financial advisor or institution. The minimum investment for each fund is:

Type of account	Initial investment	Subsequent investment
Regular Account	$1,000	No minimum
Periodic Investment Program	$50	$50 per month
Retirement Account	$500	No minimum

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Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

Through Your Financial Advisor  I  You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial advisor or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.

By Mail  I  You may invest in a fund directly by completing and signing an account application found on our website at HeritageFunds.com, from Heritage or from your financial advisor. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

Heritage Asset Management, Inc.

P.O. Box 33022

St. Petersburg, FL 33733

By Telephone  I  If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the Heritage account application and attach a voided check to activate this service. This method cannot be used to open a new account.

By Periodic Investment Program  I  We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial advisor or institution.

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From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Heritage Direct Payment Plan form to activate this service. Heritage reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•	Automatic Exchange — You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your Heritage account balance to the fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By Direct Deposit  I  You may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your Heritage account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

Bank routing number:
0	1	1	0	0	0	0	2	8
Account number:
7	7	0	0	1	f	f	a	a	a	a	a	a	a	a	a

“f” represents the fund code found on Heritage account application

“a” represents the first 10 digits of your Heritage account number (starts with 44 or 66)

For example, if your Heritage account number is 44123456789 and you wish to establish a direct deposit to the Class A shares of the Capital Appreciation Trust, you would enter 77001414412345678.

The account must be designated as a checking account.

Please note that these instructions are different than the Federal Reserve wire instructions below.

By Wire  I  You may invest in a fund by Federal Reserve wire sent from your bank in U.S. Dollars. Mail your completed and signed account application to Heritage. Contact Heritage at 800.421.4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire

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fee. Include all of the following information on your bank wire:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA # 011-000-028

Account # 3196-769-8

Fund and class of shares to be purchased

Your Heritage account number

Your name

Do not mail investments or correspondence to this address.

How To Sell Your Investment

You can sell (redeem) shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Transactions submitted by a third party via ACH will be accepted at the discretion of Heritage. Shares are not subject to a redemption fee for exchange and redemption transactions.

You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial advisor or institution.

Through Your Financial Advisor  I  You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor will transmit your request to sell shares of your fund and may charge you a fee for this service.

By Telephone  I  For certain accounts, you may sell shares from your account by telephone by calling Heritage at 800.421.4184 prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. EST. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

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Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

In Writing  I  You may sell shares of your fund by sending a Letter of Instruction. Specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

A medallion signature guarantee of your request is required if the redemption is:

•	$100,000 or more;

•	Sent to an address other than the address of record;

•	Sent to a payee other than the shareholder of record; or

•	Sent to an address of record that has been changed within the past 30 calendar days.

A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature.

Payment for a written request can be made one of the following ways:

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Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request;

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•	By check; or

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By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

Systematic Withdrawal Plan  I  You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor, Heritage or through our website, HeritageFunds.com) and send that form to Heritage. Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

How To Exchange Your Shares

You can exchange shares of one Heritage fund for shares of the same class of any other Heritage fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial advisor, Heritage or through our website, HeritageFunds.com. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like-titled Heritage accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

Shares of a Heritage money market fund that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. Shares that have previously paid a sales charge in a Heritage fund will exchange with no additional sales charge for the duration that the shares remain in the Heritage family of funds. Each Heritage mutual fund may terminate the exchange privilege upon 60 days notice.

Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment”. For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any time which you held shares in a Heritage money market fund will not be counted for purposes of calculating the CDSC.

Account and Transaction Policies

Valuation of Securities.  I  The price of each fund’s shares is the fund’s NAV per share. Each fund determines the NAV of its shares on each day the NYSE is open for business, as of the close of the regular trading session (typically 4:00 EST), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the fund is priced, Heritage is not required to revalue the fund.

Generally, the funds value portfolio securities for which market quotations are readily available at market value; however, the fund may adjust the market quotation price to reflect events that occur between the close of those markets and the fund’s determination of NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;

•	Issuer specific events occurred after the security ceased trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service, which is periodically approved by the Board. The funds value all other

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securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Board. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board. Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a Valuation Committee comprised of associates from Heritage, the manager and administrator for the funds. The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Specific types of securities are valued as follows:

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Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Heritage will value the security at fair value in good faith using the Procedures.

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Foreign Equity Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. The fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Heritage determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Heritage also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

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Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using Procedures.

•	Short-term Securities: The funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

•	Futures and Options: Futures and options are valued on the basis of market quotations, if available.

Timing of Orders  I  All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in “good order” by an authorized agent of the funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. EST, and are executed the same day at that day’s NAV. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to Heritage in compliance with their contractual deadline.

Good Order Requirements  I  For the funds to process your request, it must be in “good order”. Good order means that you have provided sufficient information necessary to process your

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request as outlined in this prospectus, including any required signatures, documents and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the fund until it meets these requirements.

Account Registration Options  I  Heritage offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Heritage offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial advisor, Heritage or through our website HeritageFunds.com.

Customer Identification and Verification Procedures  I  The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide Heritage with the name, physical address (not a P.O. Box), Social Security or other taxpayer ID number and date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. Heritage will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, Heritage may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for Heritage to close or suspend further activity in an account.

Restrictions on Orders  I  The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

Website  I  Subject to availability by your financial institution, you may access your account information, including balances and transaction history through our website, HeritageFunds.com. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Redemption-in-Kind  I  Although the funds generally intend to pay redemption proceeds solely in cash, the funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of a fund’s assets, we may give you securities from the fund’s portfolio instead of cash.

Accounts With Below-Minimum Balances  I  If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Market Timing  I  Market Timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Equity Fund and Growth and Income Trust may reflect price differentials because they invest in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase taxes, all of which could reduce the return to fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the funds and Heritage have adopted the following guidelines:

•	Heritage reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

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Heritage may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. Heritage may consider the trading history of accounts under common ownership or control in this determination.

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•

All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from Heritage or through a financial intermediary. Heritage reserves the right to reject combined or omnibus orders in whole or in part.

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Heritage seeks the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby Heritage will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

•	While Heritage applies the above policies, there is no guarantee that all market timing will be detected.

Disclosure of Portfolio Holdings  I  Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the funds’ policy is included in the SAI. Portfolio information can be found on our website, HeritageFunds.com.

Account Statements  I  If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify Heritage or your financial adviser of any discrepancies.

Dividends, Capital Gain Distributions and Taxes

Distributions and Taxes  I  Each fund annually distributes to its shareholders dividends from its net investment income, except Growth and Income Trust, which distributes dividends to its shareholders quarterly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the 15% maximum federal income tax rate applicable (through 2010) to dividends paid to individuals.

Each fund may also distribute capital gains to its shareholders normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gains distributions are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates. The federal alternative minimum tax (“AMT”) may apply in certain cases, even in a “tax-free” fund. Please consult a tax professional for more information.

Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another Heritage mutual fund.

In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Type of transactions	Tax status and rate
Income dividends	Ordinary income; may be eligible for 15% maximum rate for individuals
Net short-term capital gain distributions	Ordinary income
Net capital gain distributions	Long-term capital gains; generally eligible for 15% maximum rate for individuals
Sales or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (capital gains rate, as described above)
Sales or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class’s expense ratio is lower).

Withholding Taxes  I  If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer ID number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) a portion of your distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized). If you otherwise are subject to backup withholding, we also must withhold and pay

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to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax Reporting  I  If your account has taxable distributions, withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Fund Symbols, CUSIPs and Codes

Fund	Class	Symbol	CUSIP	Code
Capital Appreciation Trust	A	HRCPX	426906-103	41
	C	HRCCX	426906-202	45
Core Equity Fund	A	HTCAX	42725G-720	56
	C	HTCCX	42725G-712	57
Diversified Growth Fund	A	HAGAX	42725G-787	21
	C	HAGCX	42725G-761	25
Growth and Income Trust	A	HRCVX	42724C-100	51
	C	HIGCX	42724C-209	55
International Equity Fund	A	HEIAX	42725G-886	36
	C	HEICX	42725G-878	37
Mid Cap Stock Fund	A	HMCAX	42725G-860	46
	C	HMCCX	42725G-852	47
Small Cap Stock Fund	A	HRSCX	42725G-100	31
	C	HSCCX	42725G-407	35

Financial Highlights

PROSPECTUS	03.01.2008

The financial highlights table is intended to help you understand the performance of the Class A shares and Class C shares of the funds for the periods indicated. Certain information reflects financial results for a single Class A share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This table is a part of the funds’ financial statements, which are included in the annual report and are incorporated by reference in the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report is included in the funds’ annual reports.

Fiscal periods				From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Capital Appreciation Trust
Class A
11/01/06	10/31/07	*	$29.67	$0.04	$6.46	(b)	$6.50	$—	($0.18)	($0.18)	$35.99	1.20		1.20		0.11		62	22.02		$566
09/01/06	10/31/06	*	28.59	(0.01)	1.09	(b)	1.08	—	—	—	29.67	1.23	(c)	1.23	(c)	(0.19	)(c)	7	3.78	(d)	387
09/01/05	08/31/06	*	26.28	(0.06)	2.37	(b)	2.31	—	—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
09/01/04	08/31/05	*	22.85	—	3.43	(b)	3.43	—	—	—	26.28	1.18		1.18		0.01		42	15.01		391
09/01/03	08/31/04		21.82	(0.08)	1.11		1.03	—	—	—	22.85	1.19		1.19		(0.39)		27	4.72		321
09/01/02	08/31/03		18.26	(0.12)	3.68		3.56	—	—	—	21.82	1.26		1.26		(0.66)		22	19.50		248
Class C
11/01/06	10/31/07	*	27.13	(0.19)	5.88	(b)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62	21.09		170
09/01/06	10/31/06	*	26.17	(0.04)	1.00	(b)	0.96	—	—	—	27.13	1.99	(c)	1.99	(c)	(0.94	)(c)	7	3.67	(d)	149
09/01/05	08/31/06	*	24.29	(0.25)	2.13	(b)	1.88	—	—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
09/01/04	08/31/05	*	21.27	(0.17)	3.19	(b)	3.02	—	—	—	24.29	1.93		1.93		(0.73)		42	14.20		120
09/01/03	08/31/04		20.46	(0.24)	1.05		0.81	—	—	—	21.27	1.94		1.94		(1.14)		27	3.96		111
09/01/02	08/31/03		17.25	(0.21)	3.42		3.21	—	—	—	20.46	1.97		1.97		(1.37)		22	18.61		96
Core Equity Fund
Class A*
11/01/06	10/31/07		16.54	0.13	1.48	(b)	1.61	(0.08)	(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
11/01/05	10/31/06		14.29	0.09	2.16	(b)	2.25	—	—	—	16.54	1.53		1.52		0.57		43	15.75		23
05/02/05	10/31/05		14.29	(0.01)	0.01	(b)	—	—	—	—	14.29	1.65	(c)	3.25	(c)	(0.09	)(c)	66	—	(d)	19
Class C*
11/01/06	10/31/07		16.35	(0.02)	1.47	(b)	1.45	—	(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17
11/01/05	10/31/06		14.23	(0.03)	2.15	(b)	2.12	—	—	—	16.35	2.28		2.27		(0.19)		43	14.90		15
05/02/05	10/31/05		14.29	(0.05)	(0.01	)(b)	(0.06)	—	—	—	14.23	2.40	(c)	4.00	(c)	(0.85	)(c)	66	(0.42	)(d)	10
Diversified Growth Fund
Class A*
11/01/06	10/31/07		28.11	(0.24)	9.18	(b)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28		130
11/01/05	10/31/06		26.72	(0.14)	2.95	(b)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
11/01/04	10/31/05		25.26	(0.22)	2.89	(b)	2.67	—	(1.21)	(1.21)	26.72	1.34		1.34		(0.81)		75	10.66		127
11/01/03	10/31/04		23.92	(0.23)	1.57		1.34	—	—	—	25.26	1.38		1.38		(0.92)		92	5.60		80
11/01/02	10/31/03		18.21	(0.23)	5.94		5.71	—	—	—	23.92	1.48		1.48		(1.14)		152	31.36		60
Class C*
11/01/06	10/31/07		26.18	(0.42)	8.46	(b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28		69
11/01/05	10/31/06		25.15	(0.32)	2.77	(b)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
11/01/04	10/31/05		24.02	(0.39)	2.73	(b)	2.34	—	(1.21)	(1.21)	25.15	2.09		2.09		(1.55)		75	9.80		67
11/01/03	10/31/04		22.92	(0.40)	1.50		1.10	—	—	—	24.02	2.13		2.13		(1.68)		92	4.80		65
11/01/02	10/31/03		17.57	(0.37)	5.72		5.35	—	—	—	22.92	2.23		2.23		(1.89)		152	30.45		52

Financial Highlights

PROSPECTUS	03.01.2008

Fiscal periods			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)	Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Growth and Income Trust
Class A*
11/01/06	10/31/07	$14.68	$0.36	$3.60	(b)	$3.96	($0.34)	($0.53)	($0.87)	$17.77	1.35		1.40		2.28	63	28.17		$96
10/01/06	10/31/06	14.43	0.02	0.34	(b)	0.36	(0.11)	—	(0.11)	14.68	1.35	(c)	1.56	(c)	1.33 (c)	4	2.52	(d)	68
10/01/05	09/30/06	13.81	0.38	1.43	(b)	1.81	(0.34)	(0.85)	(1.19)	14.43	1.35		1.42		2.74	54	13.90		68
10/01/04	09/30/05	11.80	0.28	1.99	(b)	2.27	(0.26)	—	(0.26)	13.81	1.35		1.51		2.13	73	19.41		45
10/01/03	09/30/04	11.10	0.16	0.68		0.84	(0.14)	—	(0.14)	11.80	1.35		1.50		1.31	80	7.57		41
10/01/02	09/30/03	9.07	0.12	2.02		2.14	(0.11)	—	(0.11)	11.10	1.35		1.61		1.20	82	23.82		36
Class C*
11/01/06	10/31/07	14.38	0.23	3.50	(b)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52	63	27.05		59
10/01/06	10/31/06	14.12	0.01	0.34	(b)	0.35	(0.09)	—	(0.09)	14.38	2.10	(c)	2.31	(c)	0.58 (c)	4	2.46	(d)	47
10/01/05	09/30/06	13.54	0.27	1.40	(b)	1.67	(0.24)	(0.85)	(1.09)	14.12	2.10		2.17		2.00	54	13.01		46
10/01/04	09/30/05	11.57	0.18	1.96	(b)	2.14	(0.17)	—	(0.17)	13.54	2.10		2.26		1.37	73	18.60		31
10/01/03	09/30/04	10.88	0.07	0.66		0.73	(0.04)	—	(0.04)	11.57	2.10		2.25		0.57	80	6.73		26
10/01/02	09/30/03	8.90	0.04	1.99		2.03	(0.05)	—	(0.05)	10.88	2.10		2.36		0.45	82	22.82		19
International Equity Fund
Class A*
11/01/06	10/31/07	29.97	0.27	8.87	(b)	9.14	(0.47)	(2.12)	(2.59)	36.52	1.47		1.41		0.83	56	32.58		166
11/01/05	10/31/06	25.20	0.24	6.73	(b)	6.97	(0.16)	(2.04)	(2.20)	29.97	1.71		1.53		0.86	58	29.31		91
11/01/04	10/31/05	20.95	0.09	4.49	(b)	4.58	(0.33)	—	(0.33)	25.20	1.78		2.00		0.38	78	21.98		50
11/01/03	10/31/04	17.93	0.05	3.12		3.17	(0.15)	—	(0.15)	20.95	1.78		2.15		0.24	162	17.74		29
11/01/02	10/31/03	14.68	0.10	3.15		3.25	—	—	0.00	17.93	1.78		2.43		0.63	133	22.14		23
Class C*
11/01/06	10/31/07	27.85	0.01	8.23	(b)	8.24	(0.31)	(2.12)	(2.43)	33.66	2.23		2.17		0.05	56	31.60		189
11/01/05	10/31/06	23.58	0.02	6.30	(b)	6.32	(0.01)	(2.04)	(2.05)	27.85	2.46		2.28		0.07	58	28.38		118
11/01/04	10/31/05	19.66	(0.08)	4.20	(b)	4.12	(0.20)	—	(0.20)	23.58	2.53		2.75		(0.35)	78	21.06		73
11/01/03	10/31/04	16.89	(0.09)	2.93		2.84	(0.07)	—	(0.07)	19.66	2.53		2.90		(0.46)	162	16.85		47
11/01/02	10/31/03	13.94	(0.03)	2.98		2.95	—	—	—	16.89	2.53		3.18		(0.25)	133	21.16		26
Mid Cap Stock Fund
Class A*
11/01/06	10/31/07	30.12	(0.06)	5.61	(b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)	185	20.08		1,312
11/01/05	10/31/06	27.79	(0.10)	4.39	(b)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)	180	16.18		904
11/01/04	10/31/05	24.57	(0.13)	3.35	(b)	3.22	—	—	—	27.79	1.15		1.15		(0.48)	146	13.11		633
11/01/03	10/31/04	21.67	(0.15)	3.05		2.90	—	—	—	24.57	1.20		1.20		(0.64)	124	13.38		370
11/01/02	10/31/03	17.99	(0.14)	3.82		3.68	—	—	—	21.67	1.28		1.28		(0.72)	163	20.46		217
Class C*
11/01/06	10/31/07	27.83	(0.26)	5.13	(b)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)	185	19.21		410
11/01/05	10/31/06	26.00	(0.29)	4.08	(b)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)	180	15.31		345
11/01/04	10/31/05	23.16	(0.31)	3.15	(b)	2.84	—	—	—	26.00	1.90		1.90		(1.23)	146	12.26		284
11/01/03	10/31/04	20.59	(0.31)	2.88		2.57	—	—	—	23.16	1.95		1.95		(1.39)	124	12.48		214
11/01/02	10/31/03	17.22	(0.27)	3.64		3.37	—	—	—	20.59	2.03		2.03		(1.46)	163	19.57		149

Financial Highlights

PROSPECTUS	03.01.2008

Fiscal periods			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered	Without expenses waived/ recovered	Net income (loss)	Portfolio turnover rate (%)	Total return (%) (a)	Ending net assets (millions)
Beginning	Ending
Small Cap Stock Fund
Class A*
11/01/06	10/31/07	$37.87	($0.15)	$6.46	(b)	$6.31	$—	($2.85)	($2.85)	$41.33	1.25	1.25	(0.38)	64	17.65	$327
11/01/05	10/31/06	32.93	(0.15)	6.23	(b)	6.08	—	(1.14)	(1.14)	37.87	1.24	1.24	(0.43)	49	18.89	269
11/01/04	10/31/05	32.19	(0.13)	2.43	(b)	2.30	—	(1.56)	(1.56)	32.93	1.30	1.25	(0.39)	50	7.08	225
11/01/03	10/31/04	29.00	(0.16)	3.35		3.19	—	—	—	32.19	1.33	1.33	(0.50)	59	11.00	182
11/01/02	10/31/03	21.36	(0.19)	7.83		7.64	—	—	—	29.00	1.30	1.42	(0.83)	45	35.77	111
Class C*
11/01/06	10/31/07	34.17	(0.39)	5.76	(b)	5.37	—	(2.85)	(2.85)	36.69	2.00	2.00	(1.12)	64	16.75	110
11/01/05	10/31/06	30.03	(0.38)	5.66	(b)	5.28	—	(1.14)	(1.14)	34.17	1.99	1.99	(1.18)	49	18.02	100
11/01/04	10/31/05	29.70	(0.34)	2.23	(b)	1.89	—	(1.56)	(1.56)	30.03	2.05	2.00	(1.13)	50	6.26	91
11/01/03	10/31/04	26.96	(0.36)	3.10		2.74	—	—	—	29.70	2.08	2.08	(1.26)	59	10.16	78
11/01/02	10/31/03	20.00	(0.35)	7.31		6.96	—	—	—	26.96	2.05	2.17	(1.58)	45	34.79	57

* Per share amounts have been calculated using the monthly average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Redemption fee amounts represent less than $0.01 per share. (c) Annualized. (d) Not annualized.

For More Information

More information on these funds is available free upon request, including the following:

Financial Reports  I   Additional information about each Fund’s investments is available in each Fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)  I   Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this prospectus).

To obtain the SAI, the prospectus, annual report, semiannual report, performance information, an account application, schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact Heritage Family of Funds:

By mail:	P.O. Box 33022
St. Petersburg, Florida 33733

By telephone:	800.421.4184

By internet:	HeritageFunds.com

These documents and other information about the funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.942.8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet web site at sec.gov; or after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

Heritage offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide. To enroll in this service, visit HeritageFunds.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 800.421.4184 or send an e-mail to: ClientServices@HeritageFunds.com. Heritage Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at HeritageFunds.com.

The funds’ Investment Company and Securities Act registration numbers are:

Heritage Capital Appreciation Trust	811-4338	2-98634
Heritage Growth and Income Trust	811-4767	33-7559
Heritage Series Trust	811-7470	33-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this prospectus in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

PRIVACY NOTICE TO CLIENTS

OF HERITAGE FAMILY OF FUNDS

Heritage Asset Management, Inc. and Heritage Family of Funds (collectively “Heritage”) are committed to protecting confidentiality of the information furnished to us by our clients. We are providing you this information as required by Regulation S-P adopted by the Securities and Exchange Commission.

Information about you that we collect:

We collect non-public personal information about you from the following sources: information we receive from you on applications or other forms or through our website; information about your transactions with us, our affiliates, or others; and information we may receive from a consumer reporting agency.

Our use of information about you:

As permitted by law, we may share information about you with affiliated companies of Heritage and with parties that provide other services to us, and with certain financial institutions with whom we have joint marketing arrangements. These parties and financial institutions have agreed to treat any such information as confidential and not to share such information with other parties. Additionally, financial advisors may change brokerage firms and information may be received or taken by your financial advisor to the new firm. Otherwise, we do not disclose any non-public personal information about you to anyone except as permitted by law. We follow the same policy with respect to non-public information received from all clients and former clients.

How we protect your confidential information:

Heritage has policies that restrict access to non-public personal information about you to those employees who have a need for that information to provide investment alternatives or services to you, or to employees who assist those who provide investment alternatives or services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

This page is not part of the Prospectus

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STATEMENT OF ADDITIONAL INFORMATION

HERITAGE MUTUAL FUNDS

● CAPITAL APPRECIATION TRUST ● CORE EQUITY FUND ● DIVERSIFIED GROWTH FUND ● GROWTH AND INCOME TRUST	● HIGH YIELD BOND FUND ● INTERNATIONAL EQUITY FUND ● MID CAP STOCK FUND ● SMALL CAP STOCK FUND

This Statement of Additional Information (“SAI”) dated March 1, 2008 should be read in conjunction with the Prospectus dated March 1, 2008 describing the shares of the Capital Appreciation Trust, the Growth and Income Trust and the five series of the Heritage Series Trust, which are the Core Equity Fund, Diversified Growth Fund, the International Equity Fund, the Mid Cap Stock Fund and the Small Cap Stock Fund, as well as in conjunction with the Prospectus dated March 1, 2008 describing the shares of the Heritage Income Trust-High Yield Bond Fund (each a “fund” and, collectively, the “funds”).

This SAI is not a prospectus itself.  This SAI is incorporated by reference into the funds’ Prospectus. In other words, this SAI is legally part of the funds’ Prospectus.

The financial statements for each fund for the fiscal year ended  October 31, 2007 are incorporated herein by reference to the funds’ Annual Reports to Shareholders dated  October 31, 2007.  Copies of the Prospectus or annual and semiannual reports to shareholders are available, without charge, upon request by writing to Heritage Asset Management, Inc. at the address below, calling 800.421.4184 or by visiting our website at HeritageFunds.com.

HERITAGE ASSET MANAGEMENT, INC.

880 Carillon Parkway, St. Petersburg, Florida 33716

TABLE OF CONTENTS

Page

I.

GENERAL INFORMATION

2

II.

INVESTMENT INFORMATION

2

A.

Investment Policies, Strategies and Risks

2

B.

Industry Classifications

23

III.

INVESTMENT LIMITATIONS

24

A.

Fundamental Investment Policies for All Funds

24

B.

Non-Fundamental Investment Policies

25

C.

Exception

25

IV.

NET ASSET VALUE

25

V.

INVESTING IN THE FUNDS

26

VI.

INVESTMENT PROGRAMS

27

A.

Retirement Plans

27

B.

Rights of Accumulation

27

C.

Class A Letter of Intent

28

VII.

REDEEMING SHARES

28

A.

Receiving Payment

28

B.

Telephone Transactions

29

C.

Systematic Withdrawal Plan

29

D.

Waiver of CDSC

30

E.

Redemptions in Kind

30

F.

Frequent Purchases and Redemptions of Fund Shares

31

VIII.

EXCHANGE PRIVILEGE

31

IX.

DISCLOSURE OF PORTFOLIO HOLDINGS

31

X.

TAXES

32

XI.

SHAREHOLDER INFORMATION

37

XII.

FUND INFORMATION

37

A.

Management of the Funds

37

B.

Control Persons and Principal Holders of Securities

42

C.

Proxy Voting Policies and Procedures

44

D.

Investment Adviser and Administrator; Subadvisers

45

E.

Portfolio Managers

51

F.

Portfolio Turnover and Brokerage Practices

62

G.

Distribution of Shares

64

H.

Payments to Dealers.

66

I.

Additional Services to the Funds

68

J.

Potential Liability

69

APPENDIX A - INVESTMENT TYPES GLOSSARY

A-1

APPENDIX B - COMMERCIAL PAPER / CORPORATE DEBT RATINGS

B-1

APPENDIX C – FUND INVESTMENT SUMMARY

C-1

I.

GENERAL INFORMATION

The Heritage Capital Appreciation Trust (“Capital Appreciation”), the Heritage Growth and Income Trust (“Growth and Income”), the Heritage Income Trust (“Income Trust”) and the Heritage Series Trust (“Series Trust”) (collectively, the “Trusts”) each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986, August 4, 1989 and October 28, 1992, respectively.

Each Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Capital Appreciation, Growth and Income  and Income Trust each offer shares through a single investment portfolio.  In the case of Income Trust, the High Yield Bond Fund (“High Yield”) is the only investment portfolio offered.  Series Trust currently offers its shares through five separate investment portfolios:

•

the Core Equity Fund (“Core Equity”),

•

the Diversified Growth Fund (“Diversified Growth”) (prior to January 2, 2004, named Aggressive Growth Fund),

•

the International Equity Fund (“International Equity”) (prior to July 1, 2002, named Eagle International Equity Portfolio),

•

the Mid Cap Stock Fund (“Mid Cap”), and

•

the Small Cap Stock Fund (“Small Cap”).

Each fund currently offers Class A shares sold subject to a front-end sales charge (“Class A shares”) and Class C shares sold subject to a 1% contingent deferred sales charge (“CDSC”) (“Class C shares”).  In addition, Capital Appreciation, Core Equity, Diversified Growth, Mid Cap and Small Cap each offer Class I, Class R-3 and Class R-5 shares, each sold without a front-end sales charge or CDSC.

Each fund described in this SAI operates for many purposes as if it were an independent company.  Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.

INVESTMENT INFORMATION

A.

Investment Policies, Strategies and Risks

This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. For more information on a fund’s principal strategies and risks, please see the funds’ Prospectus.

Equity Securities:

Common Stocks. Each fund may invest in common stocks.

Convertible Securities.  Each fund may invest in convertible securities.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Preferred Stock. Each fund may invest in preferred stock.

Real Estate Investment Trusts (“REITs”).  Each fund except High Yield may invest in REITs.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Warrants and Rights.  Each fund may purchase warrants. All funds, except High Yield, may purchase rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.  All funds, except High Yield, currently do not intend to invest more than 5% of their respective net assets in warrants.  High Yield does not have the 5% limitation.  International Equity also may invest in warrants or rights it acquired as part of a unit or attached to securities at the time of purchase without any limitation.

Debt Securities:

Debt Securities.  Each fund may invest in debt securities.

Corporate Debt Obligations. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Fixed and Floating Rate Loans.  High Yield may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  High Yield may invest in such loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”).  A fund may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities.  Participations typically will result in the fund having a contractual relationship only with the Lender and not with the borrower.

High Yield considers these investments to be investments in debt securities.  In pursuing its investment policies, High Yield may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities.

High Yield will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, High Yield generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower.  Additionally, High Yield may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, High Yield may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  High Yield will acquire Participations only if the Lender interpositioned between High Yield and the borrower is determined to be creditworthy by the Subadviser.  When High Yield purchases Assignments from Lenders, the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances, such rights may be more limited than those held by the assigning Lender.

High Yield may have difficulty disposing of Assignments and Participations.  Because the market for such instruments is not highly liquid, the fund anticipates that such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Thus, the fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities.  High Yield may revise this policy in the future.

Brady Bonds.  High Yield may invest in Brady Bonds, which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  Western Asset Management Company (“Western”), the subadviser to High Yield, believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment.  However, there can be no assurance that Western’s expectations with respect to Brady Bonds will be realized.

Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, High Yield will purchase Brady Bonds in secondary markets, as described below.

In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase.  Brady Bonds issued to date have traded at a deep discount from their face value.  Certain sovereign bonds are entitled to “value recovery payments” in certain circumstance which, in effect, constitute supplemental interest payments but generally are not collateralized.  Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds.  Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves.  In addition, interest payments on certain types of Bra dy Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.  High Yield may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily based on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.  Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions, and generally are maintained through European transnational security depositories.  A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield invests are likely to be acquired at a discount, which involves certain considerations discussed below under “Taxes.”

In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.  Based upon current market conditions, High Yield would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payments.  However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Foreign Debt Securities.  High Yield may invest up to 20% of its total assets in foreign fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated.  There is no minimum rating criteria for High Yield’s investments in such securities.  Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S issuers.  In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. Investments in securities of foreign issuers may involve risks arising from: restrictions on foreign investment and repatriation of capital; differences between U.S. and foreign securities markets, including less volume; much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation; changes in currency exchange rates; high and volatile rates of inflation; economic, social and political conditions; and, as with domestic multinational corporations, fluctuating interest rates.  Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of High Yield’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by High Yield, the lack of extensive operating experience of eligible foreign subcustodian’s and legal limitations on the ability of the High Yield to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. In addition, there may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements of U.S. issuers.  Finally, in the event of a default in any such foreign obligations, it may be more difficult for High Yield to obtain or enforce a judgment against the issuers of such obligations.

Additional Risks of High Yield Foreign Sovereign Debt Securities.  Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities.  The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Countries, such as those in which a fund may invest, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of thes e countries also are characterized by political uncertainty or instability.

Other factors that may influence the ability or willingness to service debt include, but are not limited to:  a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the IMF, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations i n international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be affected adversely.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to service its debts in a timely manner.

Also, generally, the cost of servicing external debt will be affected adversely by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates.  The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations.  If such an event occurs, High Yield may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which High Yield may invest will not be subject to similar restructuring arrangements or to requests for new credit that may affect adversely High Yield’s holdings.  Furthermore, certain participants in the secondary market for such debt may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investment Grade and Lower Rated Securities:

Investment Grade Securities.  Each fund may invest in securities rated investment grade.  Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds.  Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its subadviser, it is in the fund’s best interest.

Lower Rated / High-Yield Securities.  Diversified Growth, High Yield, International Equity, Growth and Income, Mid Cap and Small Cap may invest in debt securities rated below investment grade.  These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.  Diversified Growth, Mid Cap and Small Cap currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities.  International Equity may invest up to 10% of its net assets in lower rated/high-yield securities.  High Yield invests at least 80% of its net assets in lower rated/high-yield securities.

Risk Factors of Lower Rated / High-Yield Securities:

Interest Rate and Economic Risk.  As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall.  The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s net asset value.  During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing.  In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns.  Accordingly, those high yield securities held by a fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders.  Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its subadviser’s careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.

Securities Ratings and Credit Risk. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating.  Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities.  A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value.  Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

A fund’s subadviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed.  A fund’s subadviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination.  See Appendix B for a description of corporate debt ratings.

Liquidity Risk and Valuation.  The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities.  During periods of economic uncertainty or adverse economic changes, the market may be further restricted.  In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value.  In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market.  A Trust’s Board of Trustees (“Board”) or subadviser may have difficulty assessing the value of high yield securities during these times.  Consequently, any of these factors may reduce the market value of high y ield securities held by a fund.

Short-Term Money Market Instruments:

Bankers’ Acceptances.  Each fund may invest in bankers’ acceptances.

High Yield and Growth and Income may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year.  High Yield and Growth and Income may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).

Certificates of Deposit (“CDs”).  Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion.

Commercial Paper. Each fund may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P.  High Yield may also invest in other lower quality commercial paper.

Other.  High Yield also may invest in demand and time deposits, savings shares and high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a fund’s ability to resell when it deems advisable to do so.

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements.  Each fund may invest up to 20% of its net assets in repurchase agreements  In accordance with the guidelines and procedures established by the Board, a fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities.  Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible declines in the market value of the underlying securities and delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its subadviser to present minimal credit risks.

Reverse Repurchase Agreements.  Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities.  During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrow ings for the purpose of a fund’s limitation on borrowing.

U.S. Government:

U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance ca n be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

Zero Coupon Securities:

Zero Coupon Securities and Pay In Kind Bonds.  Growth and Income and High Yield may invest in zero coupon securities.  The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

High Yield may also invest in pay-in-kind bonds, which involve special risk considerations.  Pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities.

Although zero coupon securities and pay-in-kind bonds generally are not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of High Yield’s 15% limitation on investments in illiquid securities.

The Internal Revenue Code requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments.  See “Taxes.”  Accordingly, to avoid liability for Federal income and excise taxes, High Yield may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make the necessary distributions.

Foreign Securities Exposure:

Depositary Receipts. Each fund except High Yield may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).

Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts.  For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities.

Euro/Yankee Bonds. International Equity may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”).  Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general.  These risks are discussed below.

Eurodollar Certificates. Growth and Income may purchase CDs issued by foreign branches of domestic and foreign banks.  Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks.  In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

Foreign Securities.  Each fund, except High Yield, may invest in foreign equity securities.  In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.  Their markets and economies may react differently to specific or global events than the U.S. market and economy.  In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States.  In general, there is less overall governmental supervisio n and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.

International Equity may invest in emerging markets.  Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.  Compared to the U.S. and other developed countries, emerging markets countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.  Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries.  Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, such restrictions are likely to be imposed.  However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

Because investments in foreign companies usually will involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.  Each fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.  Additionally, to protect against uncertainty in the level of future exchange rates, Capital Appreciation and Growth and Income may enter into contracts to purchase or sell foreign currencies at a future date ( a “forward currency contract” or “forward contract”).

American Depositary Receipts (“ADRs”):

Each fund, except High Yield, may invest in both sponsored and unsponsored ADRs.

Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

Hedging Instruments - Futures, Forwards, Options and Hedging Transactions:

General Description.  Each fund, except Small Cap, may use certain financial instruments (“Hedging Instruments”), including futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.

The use of Hedging Instruments is subject to applicable regulations of the Securities and Exchange Commission (“Commission”), the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, a fund’s ability to use Hedging Instruments may be limited by tax considerations. See “Taxes.”  Pursuant to claims for exemption filed with the National Futures Association on behalf of each fund, except Small Cap, each fund is not deemed to be a “commodity pool operator” or a “commodity pool” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the products and strategies described below, the funds expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques.  These new opportunities may become available as each fund’s subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed.  A fund’s subadviser may utilize these opportunities to the extent that it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities.  Although a fund may be permitted to use a variety of Hedging Instruments, each fund presently intends to purchase, sell and use for hedging or investment purpos es those Hedging Instruments as specified and discussed in the sections that follow.

Special Risks of Hedging Strategies.  The use of Hedging Instruments involves special considerations and risks, as described below.  Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1)

Successful use of most Hedging Instruments depends upon a fund’s subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  While each fund’s subadviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2)

There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged.  For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.  The effectiveness of hedges and using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

To compensate for imperfect correlation, a fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments.  Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

(3)

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument.  Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the fund could suffer a loss.  In either such case, the fund would have been in a better position had it not hedged at all.

(4)

As described below, each fund might be required to maintain assets as “cover”, maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties.  If a fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.  A fund’s ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the abilit y and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

Cover for Hedging Strategies.  Some Hedging Instruments expose a fund to an obligation to another party.  A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.  Each fund will comply with Commission guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the fund’s Custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Options:

Each fund, except Small Cap, may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices and currencies.  However, Growth and Income may only purchase and sell call options on securities and write covered call options on securities as discussed below.  Certain risks and special characteristics of these strategies are discussed below.

Risks of Options Trading.  The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.  If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value.  If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.  Options that expire unexercised have no value.

A fund effectively may terminate its right or obligation under an option by entering into a closing transaction.  If the fund wished to terminate its obligation to purchase or sell securities or currencies under a put or call option it has written, it may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction.  Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

In considering the use of options, particular note should be taken of the following:

(1)

The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions.  For this reason, the successful use of options depends upon a fund’s subadviser’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2)

At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.  Purchased options that expire unexercised have no value.  Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3)

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  Most exchange-listed options relate to futures contracts, stocks and currencies.  The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.  Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time.  In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.  Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fu nd will, in fact, be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it.  For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option.  This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4)

Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5)

The risks of investment in options on indices may be greater than options on securities or currencies.  Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities.  A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options.  When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.  As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest.  The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past.  So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price.  Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date.  By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio.  This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change.  If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

As noted above, Growth and Income may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options.  Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its subadviser believes that the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security.  For Growth and Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets.

The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs.  Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund.  If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value.  A fund would lose the ability to participate in the value of such securities above the exercise price of the call option.  A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

Futures and Options on Futures:

Core Equity may purchase and sell futures on securities, indices or currencies and options on futures for hedging or investment purposes.  High Yield’s investment in futures and options on futures will not exceed 5% of the liquidation value of the fund’s investment portfolio after taking into account any unrealized profits and unrealized losses on any such contracts it has entered.  (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike, exercise, price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put.)  International Equity may purchase and sell only currency and stock index futures for hedging or investment purposes.  Mid Cap does not anticipate using futures or options on futures at this time.

Risks of Futures and Options on Futures Trading.  Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale.

If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

A fund is required to maintain margin deposits through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change.  Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts.  If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin.  If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day.  The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no tradi ng, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons.  First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures and opt ions markets may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a subadviser may still not result in a successful transaction.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market.  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

Stock Index Futures.  A stock index assigns relative values to the common stocks comprising the index.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index.  The price of the stock index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market in dices upon which the futures contracts are based.

Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies.  Core Equity may use options and futures on foreign currencies and International Equity may only use futures on foreign currencies.

Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments.  In such cases, a fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  If the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts.  Each fund, except Small Cap, may enter into forward currency contracts as discussed below.  Capital Appreciation may enter into contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract.  International Equity generally will not enter into a forward contract with a term of greater than one year.

Core Equity, Growth and Income and International Equity may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency.  International Equity may enter into such a forward contract when its subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.

In addition, Core Equity, Capital Appreciation, International Equity, and Growth and Income may use forward currency contracts when its subadviser wishes to “lock in” the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

Growth and Income may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

Capital Appreciation, Core Equity, Diversified Growth, International Equity and Growth and Income may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the fund’s subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, Core Equity, International Equity and Growth and Income may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.  For example, if a fund owned securities denominated in a foreign currency and its subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedging.”  Use of a different foreign currency magnifies a fund’s exposure to foreign currency exchange rate fluctuations.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the then market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved.  When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the original contract.  Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that a fund will, in fact, be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity.  In either event, the fund would continue to be subject to market risk with respect to the position, and would co ntinue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments.  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commis sion each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

Among the transactions into which International Equity may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars.  The fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date.  Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal

International Equity will usually enter into swaps on a net basis, i.e., the two payment systems are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the fund’s subadviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from any other NRSRO or is determined to be of equivalent credit quality by the fund’s subadviser.  If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.

International Equity may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred.  If no default occurs, the fund would keep the stream of payments and would have no payment obligations.  As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

International Equity may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

Options on Swap Agreements:

International Equity may enter into options on swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return. The fund may write (sell) and purchase put and call swap options.  Depending on the terms of a particular option agreement, the fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the fund writes a swap option, upon the exercise of the option, the fund will become obligated according to the terms of the underlying agreement.

Forward Commitments:

International Equity and Growth and Income may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”).  However, Growth and Income currently has no intention of engaging in such transactions at this time.  A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets.  When such purchases are made through dealers, a fund relies on the dealer to consummate the sale.  The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price.  Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Illiquid and Restricted Securities:

Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  The funds, except High Yield, presently have no intention of investing more than 5% of their respective assets in illiquid securities.  OTC options and their underlying collateral are currently considered to be illiquid investments.  Core Equity, Growth and Income, High Yield, and Mid Cap may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these funds.  The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Not all restricted securities are deemed illiquid for the purposes noted in this section.  There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices.  These securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.

Pursuant to High Yield’s Guidelines for Purchase of Rule 144A Securities (“Guidelines”) adopted by the Board, the subadviser may determine that certain Rule 144A Securities are liquid.  The subadviser takes into account a number of factors in reaching liquidity decisions, including (1) the total amount of Rule 144A Securities being offered, (2) the number of potential purchasers of the Rule 144A Securities, (3) the number of dealers that have undertaken to make a market in the Rule 144A Securities, (4) the frequency of trading in the 144A Securities, and (5) the nature of the 144A Securities and how trading is effected (e.g., the time needed to sell the 144A Securities, how offers are solicited and the mechanics of transfer.)  The continued liquidity of Rule 144A securities depends upon various factors, including the maintenance of an efficient institutional market in which such unregistered securities can be readily resold and the willingness of the issuer to register the securities under the 1933 Act.

High Yield may invest up to 25% of its net assets in securities that are either illiquid or sold in reliance of Rule 144A and are deemed by the subadviser to be liquid.  Of this 25% limitation, no more than 15% of the fund’s net assets may be in any illiquid securities.

Other Investment Companies and Index Securities:

Investment Companies.  Each fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a fund becomes a shareholder of that investment company.  As a result, a fund’s shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

Index Securities.  Each fund may invest in Standard and Poor’s Depositary Receipts, Standard and Poor’s MidCap 400 Depositary Receipts, and other similar index securities, which are considered investments in other investment companies (“Index Securities”).  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

Other Investment Practices:

When-Issued and Delayed Delivery Transactions.  High Yield and International Equity may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date.  Additionally, High Yield may purchase on a firm commitment basis.  Such agreements might be entered into, for example, when High Yield and International Equity anticipate a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.  When International Equity purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of Inte rnational Equity’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased.  International Equity will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities.  However, High Yield and International Equity may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  When the time comes to pay for when-issued or delayed delivery securities, International Equity will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than International Equity’s payment obligation).

At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward or firm commitment securities will be established and maintained with the Trust’s custodian or on the fund’s books and records and will be marked to market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The funds will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acqu isition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third-party seller of when-issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.

Loans of Portfolio Securities.  Each fund may loan portfolio securities to qualified broker-dealers.  International Equity may loan portfolio securities to broker-dealers or other financial institutions.  High Yield may participate in securities loans if they do not exceed 25% of the fund’s total assets and will be fully collateralized at all times.  The collateral for a fund’s loans will be “marked to market” daily so that at all times the collateral exceeds 100% of the value of the loan.  A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk.  Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A fund also may call such loans in order to sell the securities involved.  The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral.  Securities loans involve some risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.  The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations.

Temporary Defensive Purposes.  For temporary defensive purposes during anticipated periods of general market decline, each fund, other than International Equity, may invest up to 100% of its net assets in: (i) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (ii) bank CDs and banker’s acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper; and (iii) other long- and short-term debt instruments that are rated A or higher by S&P or Moody’s.  For a description of S&P or Moody’s commercial paper and corporate debt ratings, see Appendix B.  Each fund also may take positions that are consistent with its principal investment strategies.

In addition, for temporary defensive purposes, International Equity may invest all or a major portion of its assets in: (i) foreign debt securities; (ii) debt and equity securities or U.S. issuers; and (iii) obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities.

B.

Industry Classifications

For purposes of determining industry classifications, each fund relies primarily upon classifications published by Bloomberg L.P.  If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification. In addition, if any Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.

III.

INVESTMENT LIMITATIONS

A.

Fundamental Investment Policies for All Funds

In addition to the limits disclosed above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund.  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing.  The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities.  The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Concentration.  Except for any Fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Diversification.  Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a Fund’s total assets would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans, Repurchase Agreements and Loans of Portfolio Securities.  The Funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate.  The Funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities.  The Funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting.  The Funds may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

B.

Non-Fundamental Investment Policies

The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

Investing in Illiquid Securities.  Each fund may not invest more than 15% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including, in the case of Growth and Income, privately placed securities.  High Yield has a 15% limitation on the purchase of illiquid securities, but may invest up to 25% of its net assets in Rule 144A securities.

Investing in Investment Companies.  Each fund may invest in securities issued by other investment companies as permitted by the 1940 Act.

C.

Exception

Option Writing.  Capital Appreciation and Small Cap Stock Fund may not write put or call options.

Pledging.  Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.

NET ASSET VALUE

The net asset value per share less any applicable sales charge of each class of shares is separately determined daily as of the close of regular trading (typically 4 p.m. Eastern time or earlier NYSE closing time that day) on the New York Stock Exchange (the “NYSE”) each day the NYSE is open for business (each a “Business Day”)  The NYSE normally is open for business Monday through Friday except the following holidays:  New Year’s Day, Martin Luther King’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.  The funds value securities or assets held in their portfolios as follows:

Listed Securities.  A security listed or traded on the NYSE is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  A security listed on the NASDAQ Stock Market is valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices.  If no sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

Fixed Income Securities.  Short-term debt securities with a remaining maturity of sixty (60) days or less as of the valuation date shall be valued at cost with accrued interest or discount earned included in interest receivable.  Generally, debt securities with a remaining maturity of more than sixty (60) days shall be valued at representative quoted prices as provided by an independent pricing service.  If the validity of pricing information on high yield bonds provided by pricing services appears to be unreliable, then dealer supplied quotes may be used to value those securities.

Options and Futures.  Options and futures positions are valued based on market quotations when readily available.  Market quotations generally will not be available for options traded in the OTC market.

Foreign Assets.  Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class.  Foreign currency exchange rates generally are determined prior to the close of regular trading on the Exchange.  Occasionally, a “significant event” affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the Exchange, which events will not be reflected in a computation of the fund’s net asset value.  If a “significant event” materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at t heir fair value as determined in good faith by Heritage or a third-party under procedures established by and under the general supervision and responsibility of the Board.  The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

Short-Term Securities.  Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

Fair Value Estimates.  In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by a Valuation Committee of Heritage consistent with procedures established by and under the general supervision and responsibility of the Board.  Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

The funds are open each Business Day.  Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day.  In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ net asset values per share are not calculated.  Calculation of net asset value of a class of shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.  The funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day.  If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

V.

INVESTING IN THE FUNDS

Each class of shares are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under “How to Invest.”

VI.

INVESTMENT PROGRAMS

A.

Retirement Plans

Heritage IRA.  An individual who earns compensation and has not reached age 70½ before the close of the year generally may establish an individual retirement account (“IRA”).  An individual may make limited deductible contributions to an IRA through the purchase of shares of the Money Market Fund and/or other Heritage Mutual Funds (“Heritage IRA”).  A separate agreement is required to establish a Heritage IRA.  A Heritage IRA also may be used for certain “rollovers” from qualified benefit plans and from section 403(b) annuity plans. For more detailed information on a Heritage IRA, please contact Heritage. The Internal Revenue Code of 1986, as amended (“Code”), limits the deductibility of IRA contributions to a certain maximum detailed in the Code.  Additionally, the Code offers individuals who are age 50 or over by the end of any year may make additional special “catch-up” contributions up to certain maximums per year.  These limits apply only to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed certain maximums established in the Code) is not affected by the spouse’s active participant status.  Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to certain amounts specified in the Code.  In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it wil l not be taxable under certain circumstances.

Other Retirement Plans.  Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

B.

Rights of Accumulation

Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the Prospectus by combining purchases of Class A and Class C shares into a single “purchase,” if the resulting purchase totals at least $25,000.  The term “purchase” refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer.  The term “purchase” also includes purchase s by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount.  A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

The applicable Class A shares initial sales charge will be based on the total of:

(i)

the investor’s current purchase;

 (ii)

the net asset value (at the close of business on the previous day) of (a) all Class A and Class C shares of a fund held by the investor and (b) all Class A and Class C shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

 (iii)

the net asset value of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”

To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds’ transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.

C.

Class A Letter of Intent

Investors also may obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge.  Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.  In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated.  The minimum initial investment under a Letter of Intent is 5% of such amount.  Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary.  When the full amount indicated has been purchased, the escrow will be released.  The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.  An investor may amend his/her Letter of Intent to increase the indicated dollar amount and begin a new 13-month period.  In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount.  The escrow procedures discussed above will apply.

VII.

REDEEMING SHARES

The methods of redemption are described in the section of the Prospectus entitled “How to Sell Your Investment.”

A.

Receiving Payment

If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the net asset value per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC.  Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the net asset value determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC.  Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the Exchange is closed.

If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”), the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received).  Payment for shares redeemed normally will be made by the fund to the Distributor or a Financial Advisor on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a financial advisor or to Heritage.

A redemption request will be considered to be received in “good order” if:

●

the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

●

any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

●

any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

●

the signatures on any written redemption request of $100,000 have been guaranteed by a participant in our medallion signature guarantee programs (STAMP, SEMP).

Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission.  In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted.  If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.

B.

Telephone Transactions

Shareholders may redeem shares by placing a telephone request to a fund.  A fund, Heritage, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  If a fund, Heritage, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

C.

Systematic Withdrawal Plan

Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis.  The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified.  Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges.  The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to Heritage’s satisfaction, that withdrawals from such an account may be made without imposition of a penalty.  Shareholders may change the amount to be paid by contacting Heritage and no charges shall apply.

Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable.  Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC.  If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares.  If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares.  A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving wri tten notice to Heritage.  The funds, Heritage and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution.  These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold.  If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

Ordinarily, a shareholder should not purchase additional Class A shares of a fund, if maintaining a Systematic Withdrawal Plan of Class A shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals.  A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals.  In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund’s Automatic Investment Plan.

D.

Waiver of CDSC

The CDSC is currently is waived for: (1) any partial or complete redemption in connection with a distribution, without penalty, under section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a so-called “Keogh Plan”) or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability (4) shares are sold to make payments through certain sales from a Systemat ic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or (5) shares are sold to close out shareholder accounts that do not comply with the minimum balance requirements.

E.

Redemptions in Kind

A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s net asset value, whichever is less.  Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value.  The portfolio instruments will be selected in a manner that the Board deems fair and equitable.  A redemption in kind is not as liquid as a cash redemption.  If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

F.

Frequent Purchases and Redemptions of Fund Shares

 “Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing.  Heritage has no formal or informal arrangements to allow customers to frequently trade in the funds. Heritage monitors trading activity in the funds in order to detect and deter market timing activities.  In some cases, such monitoring results in rejection of purchase or exchange orders.  While there is no guarantee that all market timing will be detected, Heritage has adopted a Market Timing Policy, described in the funds’ prospectus, to deter such activity.

VIII.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective net asset values, as next determined following receipt by the Fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the Exchange’s next trading day.

Each Fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time.  In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days’ notice.

IX.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of nonpublic information.  To this extent, neither the funds or Heritage will provide portfolio holdings information to any individual, investor or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.

Each fund’s top 20 portfolio holdings will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end.  In addition, each fund’s portfolio holdings are reported on Form N-Q for its first and third fiscal quarter and are reported on Form N-CSR for its semi-annual and annual periods.  See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.

The funds’ Board, officers and certain Heritage employees have regular access to the funds’ portfolio holdings.  In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Heritage’s Code of Ethics, all Heritage personnel must annually certify compliance with the funds’ policy.  Specifically, Heritage’s Code of Ethics prohibits employees from revealing non-public information other than to:  (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis.  The CCO may approve access to the funds’ portfolio holdings by other persons in Heritage for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders.

The funds’ subadvisers also have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings.  The funds, Heritage and the Subadvisers are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.

The CCO may provide an entity including the Funds’ subadvisers and custodians (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose.  An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.

Pursuant to arrangements with third-party vendors, Heritage provides the funds’ portfolio holdings information to the Distributor, Lipper Analytical Services Corporation, Morningstar, Bloomberg, Standard & Poor’s, Thompson Financial Services, Inc., and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available.  Public information received by third-party vendors is available no earlier than 5 days after calendar month or quarter end.

The CCO will assess each ad hoc request for access on a case-by-case basis.  Each request and the CCO’s response will be documented in writing, provided to Heritage’s compliance department for approval and posted on the funds’ website.  The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website.  All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.

In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Heritage, a Subadviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.

The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto.  In addition, the Board will receive any interim reports that the CCO may deem appropriate.

X.

TAXES

General.  Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code (“RIC”).  To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls that are determined to be engaged i n the same, similar or related trade or business.

By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, all or part of those dividends may be subject to a maximum federal tax rate of 15%).  In addition, the fund coul d be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Disposition of Fund Shares; Distributions.  A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares).  An exchange of shares of any fund for shares of another Heritage Mutual Fund (including another fund) generally will have similar tax consequences.  However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently acquires Class A shares of that fund or of another Heritage Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges.  In these cases, any gain on the disposition of the orig inal Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired.  In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by that fund and received by those shareholders on December 31 of that year, if the fund pays them during the following January.  Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

Dividends from a fund’s investment company taxable income whether received in cash or in additional fund shares are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of the dividends each fund pays from its investment company taxable income (an insubstantial portion in the case of International Equity) may be eligible for the 15% maximum Federal income tax rate applicable to certain dividends that individuals receive through 2010.  The eligible portion may not exceed the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, unless that aggregate is at least 95% of its gross income (as specially computed), in which case, the entire dividend will qualify.  In addition, the availability of the 15% rate is subject to satisfaction by the fund, and the shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions.  However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.  Distributions of a fund’s net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains at the maximum Federal rate of 15% (through December 31, 2010), whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qual ify for that maximum rate. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year.

Each fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not provide that fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

Income from Foreign Securities.  Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities.  Tax conventions between certain countries and the U.S. may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid.  It is anticipated that only International Equity will be eligible for this election. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income sourced from foreign or U.S. possessions as the shareholder 46;s own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income.  International Equity, if it makes this election, will report to its shareholders shortly after each taxable year their respective shares of the fund’s income from sources within foreign countries and U.S. possessions and foreign taxes it paid.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and is able to and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain, which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, even if the fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each fund may elect to “mark-to-market” its stock in any PFIC, and, in such event, would be required to distribute to its shareholders any such mark-to-market gains in accordance with the Distribution Requirement.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s s tock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses: (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capit al gain.

Hedging Strategies.  The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”).  Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any act ual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain Hedging Instruments in which a fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount Securities.  Growth and Income and High Yield may acquire zero coupon or other securities issued with original issue discount (“OID”).  As a holder of those securities, both Growth and Income and High Yield must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Because Growth and Income and High Yield annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from Growth and Income’s and High Yield’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  Growth and Income and High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount Securities.  High Yield may invest in debt securities that are purchased with “market discount,” including Brady Bonds and other sovereign debt securities.  For these purposes, market discount is the amount by which a security’s purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with OID, the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the security is disregarded.  Gain on the disposition of such a security purchased by High Yield (other than a security with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the e xtent of the security’s accrued market discount at the time of disposition.  In lieu of treating the disposition gain as above, High Yield may elect to include all market discount (for the taxable year in which it makes the election and all subsequent taxable years) in its gross income currently, for each taxable year to which the discount is attributable, which would be subject to the Distribution Requirement.

Investments in REITs.  Each fund, except High Yield, may invest in REITs. If a fund invests in equity securities of REITs, such investment may require the fund to accrue and distribute income not yet received. A fund’s investment in REIT equity securities may at other times result in the receipt of cash in excess of the REIT’s earnings. If a fund distributes such amounts, such distribution could constitute a return of capital to the fund’s shareholders for Federal income tax purposes. Dividends received by a fund from a REIT generally will not constitute qualified dividend income. A fund distribution to foreign shareholders may be subject to certain United States withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of United States real property interests.

Investors are advised to consult their own tax advisers regarding the treatment of an investment in the funds under state and local tax laws, which may differ from Federal tax treatment described above.

XI.

SHAREHOLDER INFORMATION

Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  As Massachusetts business trusts, Capital Appreciation, Growth and Income, Income Trust and Heritage Series Trust are not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a fund’s operation and for the election of Trustees under certain circumstances. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

XII.

FUND INFORMATION

A.

Management of the Funds

Board of Trustees.  The business affairs of each fund are overseen by or under the direction of the Board.  The Trustees are responsible for overseeing the funds’ business affairs and for exercising all the funds’ powers except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

Background of Trustees and Officers.  The following is a list of the Trustees and officers of the Trusts with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), Heritage Fund Distributors, Inc. (“HFD”) or Heritage, the length of service to the Trust, and the position, if any, that they hold on the board of directors/trustees of companies other than the Trust.  Each Trustee,  except for Lincoln Kinnicutt, serves as Trustee on the Boards of five  investment companies in the Heritage Mutual Fund complex:  Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, consisting of a total of ten portfolios.  Mr. Kinnicutt serves on the Boards of four of the investment compan ies in the Heritage Mutual Fund complex:  Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust.  The principal address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Trustees
Name, Age and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships
Interested Trustee(b):
Richard K. Riess (58) Trustee since 1985; Chairman of the Board of Trustees since 2007	Executive Vice President and Managing Director for Asset Management of RJF since 1998; Chief Executive Officer of Eagle since 1996; Chief Executive Officer of Heritage since 2000;	10	N/A
Independent Trustees:
C. Andrew Graham (67) Trustee since 1985	First Financial Advisors, LTD & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999	10	N/A
Keith B. Jarrett (59) Trustee since 2005	Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003; Director, Bankserv, Inc. since 2003; Director, Pertrac Strategic Financial Solutions since 2005; Director, Medfusion, Inc. since 2007	10	N/A
Lincoln Kinnicutt (63)(c) Trustee since 2006	Retired since 2002; Managing Director of Goldman Sachs 1997-2002	9	N/A

William J. Meurer (64) Trustee since 2003	Private financial consultant since September 2000	10	Sykes Enterprises, Incorporated (inbound call systems)
James L. Pappas (64) Trustee since 1989; Lead Independent Trustee since 2003	Lykes Professor of Banking and Finance at University of South Florida 1986 - 2006; President, Graduate School of Banking at the University of Wisconsin 1995 - 2005;	10	N/A
Deborah L. Talbot, PhD (57) Trustee since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay since 2003; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	N/A

(a)

Trustees serve for life or until they are removed, resign or retire.  The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000.

(b)

Mr. Riess is an “interested” person of the Trust as that term is defined by the 1940 Act.  Mr. Riess is affiliated with Heritage, HFD, Eagle and RJF.

(c)

Mr. Kinnicutt is not a Trustee of the Heritage Capital Appreciation Trust.

Officers
Name, Age and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Stephen G. Hill (48) President since 2005

President of Heritage since 2005; Director of Heritage since 1994; President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Eagle Boston Investment Management, Inc. (“EBIM”) since 2004; Director of HFD since 2006.

Mathew J. Calabro (41) Senior Vice President and Principal Executive Officer since 2007	Senior Vice President of Heritage and HFD since 2005 and 2007, respectively; Chief Compliance Officer of Heritage 2005-2007; Vice President of Heritage 1996-2005.
Andrea N. Mullins (40) Treasurer since 2003; Principal Financial Officer and Secretary since 2004	Treasurer and Vice President - Finance of Heritage since 2003; Vice President, Fund Accounting of Heritage 1997 to 2003.
Susan L. Walzer (40) Chief Compliance Officer since 2007

Chief Compliance Officer of Heritage since 2007; Director of Compliance for Heritage 2005-2007; Associate Corporate Counsel for RJF 2003-2005; Vice President of Operations and Administration for Raymond James & Associates, Inc. 1997-2003.

_______________________________

(a)

Officers each serve one year terms.

Board of Trustees Various Committees.

Audit Committee. The Audit Committee consists of Messrs. Jarrett, Meurer and Pappas.  The members of the Audit Committee are not “interested” persons of the Trusts  (“Independent Trustees”).The Audit Committee met six times during the last fiscal year.  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to:

•

the engagement or discharge of the Trusts’ independent auditors (including the audit fees charged by auditors);

•

the supervision of investigations into matters relating to audit matters;

•

the review with the independent auditors and independent consultants of the results of audits; and

•

addressing any other matters regarding audits and financial statements.

Compliance Committee. The Compliance Committee consists of Ms. Talbot and Messrs. Graham and Kinnicutt, each of whom is an Independent Trustee.  Mr. Kinnicutt only serves as a committee member for the Cash Trust, Growth and Income Trust, Income Trust and Series Trust.  Ms. Talbot serves as Chairwoman of the Compliance Committee.  The Compliance Committee met four times  during the last fiscal year.  The primary responsibilities of the Compliance Committee are:

•

to oversee the Trusts’ compliance with all regulatory obligations arising under the applicable Federal securities law, rules and regulations and

•

oversee management’s implementation and enforcement of the Trusts’ compliance policies and procedures.

Nominating Committee.  The Nominating Committee consists of Messrs. Graham, Jarrett, Kinnicutt, Meurer, Pappas, and Ms. Talbot, each of whom is an Independent Trustee.  The Nominating Committee did not meet during the most recent fiscal year. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.  The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of a fund.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order to be considered by the Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any  knowledge and experience relating to investment companies and investment company governance. The primary responsibilities of the Nominating Committee are:

•

to make recommendations to the Board on issues related to the composition and operation of the Board,

•

communicate with management on those issues, and

•

evaluate and nominate Board member candidates.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee consists of Messrs. Meurer, Pappas and Jarrett, each of whom is an Independent Trustee.  The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.  The primary responsibility of the Trusts’ Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by:

•

an attorney of evidence of a material violation of applicable U.S. federal or state securities law,

material breach of a fiduciary duty under U.S. federal or state law or

•

a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.

The following table shows the amount of equity securities in the funds and in the other Heritage Mutual Funds owned by the Trustees as of December 31, 2007:

Dollar Range of Equity Securities Owned:
	Interested Trustee	Independent Trustees
	Richard K. Riess	C. Andrew Graham	Keith Jarrett	Lincoln Kinnicutt(a)	William J. Meurer	James L. Pappas	Deborah L. Talbot
Capital Appreciation	None	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Core Equity	None	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$1 - $10,000
Diversified Growth	None	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
International Equity	None	$10,001 - $50,000	$10,001 - $50,000	None	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000
Growth and Income	None	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
High Yield	None	None	None	None	$10,001 - $50,000	$10,001 - $50,000	None
Mid Cap	None	$10,001 - $50,000	None	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Small Cap	None	None	None	None	$10,001 - $50,000	$10,001 - $50,000	None
Aggregate Dollar Range of Securities in Heritage Mutual Funds(b)	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000

(a)

Mr. Kinnicutt was elected to the Board on November 6, 2006 for the Growth and Income Trust and the Income Trust, on November 21, 2006 for the Series Trust, and on August 7, 2007 for the Cash Trust.

(b)

The Heritage Mutual Funds consist of 10 funds, including those listed above and Heritage Cash Trust—Money Market Fund and Heritage Cash Trust—Municipal Money Market Fund.

The Trustees and officers of the Trusts, as a group, own less than 1% of each class of each fund’s shares outstanding.  Each Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Trustees of each Trust also serve as Trustees for Heritage Cash Trust, an investment company that is also advised by the Heritage (collectively referred to as the “Heritage Mutual Funds”).  Mr. Kinnicutt does not serve as a Trustee of the Heritage Capital Appreciation Trust and does not receive compensation from that Trust.  Except for Lincoln Kinnicutt, each Trustee of the Heritage Mutual Funds who is not an employee of Heritage or its affiliates receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended.  In addition, each Audit Committee and Compliance Committee member receives $500 per meeting (in person or telephonic), which is allocated among each Heritage Mutual Fund on a pro rata basis.  The Lead Independent Trustee, Audit Committee Chairman and Compliance Committee Chairwoman each receive an an nual retainer of $2,500. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Because Heritage and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees.  Except for the Chief Compliance Officer, no officer, director or employee of Heritage receives any compensation from the Trust for acting as a director or officer.  The following table shows the compensation earned by each Trustee on each Trust’s last fiscal year:

Compensation Table

	Aggregate Compensation from:				Total Compensation From the Trusts and the Heritage Mutual Funds(a) Paid to Trustees
Trustee Name	Capital Appreciation	Growth and Income	Income Trust	Series Trust
Interested Trustee:
Richard K. Riess	$0	$0	$0	$0	$0
Independent Trustees:
C. Andrew Graham	$3,900.00	$3,900.00	$3,900.00	$19,500.00	$39,000.00
Keith Jarrett	$4,100.00	$4,100.00	$4,100.00	$20,500.00	$41,000.00
Lincoln Kinnicutt(b)	$0	$3,800.00	$3,800.00	$14,625.00	$24,175.00
William J. Meurer	$4,450.00	$4,450.00	$4,450.00	$22,250.00	$44,500.00
James L. Pappas	$4,350.00	$4,350.00	$4,350.00	$21,750.00	$43,500.00
Deborah L. Talbot	$4,200.00	$4,200.00	$4,200.00	$21,000.00	$42,000.00

(a)

The Heritage Mutual Funds consist of five separate registered investment companies, which are Capital Appreciation Trust, Cash Trust, Growth and Income Trust, Income Trust and Series Trust, and 10 portfolios of those companies.

(b)

Mr. Kinnicutt does not serve as a Trustee for the Capital Appreciation Trust and was elected to the Board of Trustees on November 6, 2006 for the Growth and Income Trust and Income Trust, on November 21, 2006 for the Series Trust, and on August 7, 2007 for the Cash Trust.

No Trustee will receive any benefits upon retirement.  Thus, no pension or retirement benefits have accrued as part of any of any Trust’s expenses.

B.  Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company.  Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of a class of the following funds as of February 5, 2008:

Fund	Class	Name of 5% Shareholder	Percent Ownership
Capital Appreciation Trust	A	Charles Schwab & Co. Inc. San Francisco, CA	5.98%
Capital Appreciation Trust	I	South Dakota Higher Education Savings Trust Kansas City, MO	71.74%
Capital Appreciation Trust	R-3	DWS Trust Co FBO Dunnington Bartholow & Miller Salem, NH	99.00%
Capital Appreciation Trust	R-5	DCGT FBO Principal Financial Group Des Moines, IA	75.55%
	R-5	Union Bank Trust FBO SD Electrical San Diego, CA	23.45%
Core Equity Fund	R-5	Reliance Trust Company FBO Ear Nose & Throat & Facial Plastic Surgery Center Atlanta, GA	100%
Diversified Growth	A	Nationwide Trust Company Columbus, OH	28.73%
Diversified Growth	I	RBC Dain Rauscher FBO David E Mason Trustee West Dundee, IL	99.87%
Growth and Income Trust	A	DCGT FBO Principal Financial Group Des Moines, IA	9.33%
International Equity Fund	A	Prudential Investment Management Newark, NJ	9.64%
Mid Cap Stock Fund	A	Charles Schwab & Co. Inc. San Francisco, CA	6.27%
Mid Cap Stock Fund	I	Charles Schwab & Co. Inc. San Francisco, CA	11.03%
Mid Cap Stock Fund	R-3	Union Bank Trust FBO T S John P Hanson San Diego, CA	11.69%
	R-3	Alerus Financial FBO Burkart-Heisdorf Insurance Agency Grand Forks, ND	12.11%
	R-3	Banco Popular de Puerto Rico FBO PR Supplies 1165 E Hato Rey, PR	35.76%
	R-3	Alerus Financial FBO Bond Construction Co Grand Forks, ND	12.23%
	R-3	DWS Trust Co FBO Dunnington Bartholow & Miller Salem, NH	7.10%
Mid Cap Stock Fund	R-5	DCGT FBO Principal Financial Group Des Moines, IA	44.14%
Small Cap Stock Fund	A	Patterson Co FBO Comerica Charlotte, NC	9.98%
Small Cap Stock Fund	I	RBC Dain Rauscher FBO Watson & Lang Trustees Minneapolis, MN	8.95%
	I	RBC Dain Rauscher FBO Richard D. McFarland Excelsior, MN	10.73%
	I	RBC Dain Rauscher FBO Sneed Musson Madion Trustees Traverse City, MI	9.87%
	I	Wilmington Trust Co FBO Clariant Wilmington, DE	5.79%
Small Cap Stock Fund	R-3	Wilmington Trust Company FBO Superior Mortgage Corp Wilmington, DE	62.52%
	R-3	MG Trust Co FBO Frier & Levitt LLC Denver, CO	8.27%
	R-3	WTC Custodian FBO Gennaro Gilson Ponce Neurology Wilmington, DE	22.84%
	R-3	MG Trust Co FBO Advance Physical Therapy Denver, CO	5.96%
Small Cap Stock Fund	R-5	DCGT FBO Principal Financial Group Des Moines, IA	98.48%

C.  Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to each subadviser the responsibility for voting proxies relating to portfolio securities held by each Fund as part of their investment advisory services, subject to the supervision and oversight of Heritage.  All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the value of a Fund’s investments.

Proxy Voting Guidelines.  Generally, each subadviser will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of each Trust’s Proxy Policies.  Each subadviser is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy.  Each subadviser should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the fund and its shareholders.

The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders.  Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

Non-routine proposals would be those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security.  Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  These proposals may require special consideration by a subadviser depending on whether and how they are addressed in the Proxy Guidelines.

Conflicts of Interest.  The Proxy Guidelines also address procedures to be used by each subadviser when there is a conflict of interest between the interests of its respective fund shareholders and those of the subadviser, the fund’s principal underwriter or other affiliated persons of the fund.  Upon the discovery of a conflict of interest, the subadviser must consult with Heritage to assess the extent to which there may be a material conflict of interest.  After such consultation, the subadviser will provide Heritage with pertinent written information as to how and why the proxy was voted in a particular manner.  In addition, the subadviser will provide a quarterly report to the Board that includes information as to how the conflict was resolved.

More Information.  Information regarding how proxies were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, HeritageFunds.com, or by accessing the Trust’s most recently filed report on Form N-PX on the Commission's website at www.sec.gov.  In addition, a copy of the Heritage Mutual Funds Proxy Voting Guidelines are also available by calling 800.421.4184 or visiting our website, HeritageFunds.com. The guidelines will be sent within three business days of receipt of a request.

D.  Investment Adviser and Administrator; Subadvisers

The investment adviser and administrator for each fund is Heritage Asset Management, Inc.  (“Heritage”).  Heritage was organized as a Florida corporation in 1985.  All the capital stock of Heritage is owned by RJF.  RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

With respect to each fund, Heritage is responsible for managing the fund’s investment and noninvestment affairs, subject to the direction of Heritage and each fund’s Board.  Each Trust, on behalf of its respective series, if any, entered into an Investment Advisory Agreement effective August 14, 2007. Under the Investment Advisory Agreement, Heritage provides a continuous investment program for each Fund and determines what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash.  Heritage also is responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund.  Heritage may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.

Under separate Subadvisory Agreements, Eagle and Goldman Sachs Asset Management L.P. (“GSAM”), subject to the direction of Heritage and the Capital Appreciation’s Board, provide investment advice and portfolio management services to Capital Appreciation for a fee payable by Heritage.  None of Capital Appreciation’s assets currently are allocated to Eagle.  Under separate Subadvisory Agreements, Eagle and Eagle Boston Investment Management, Inc. (“EBIM”), formerly known as Awad Asset Management, Inc., each provide investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust’s Board, to Small Cap for a fee payable by Heritage.  Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to direction by Heritage and the Series Trust’s Board , to Core Equity, Diversified Growth, Growth and Income, Mid Cap and Small Cap for a fee payable by Heritage.  None of Growth and Income’s assets currently is allocated to Eagle.  Under a separate Subadvisory Agreement, Thornburg Investment Management, Inc.

(“Thornburg”), subject to the direction of Heritage and the Growth and Income’s Board, provides investment advice and portfolio management services to Growth and Income for a fee payable by Heritage.  Under a separate Subadvisory Agreement, Julius Baer Investment Management, LLC (“Julius Baer”) provides investment advice and portfolio management services, subject to the direction of Heritage and the Series Trust’s Board, to International Equity for a fee payable by Heritage (collectively, the “Subadvisory Agreements”).  Under a separate Subadvisory Agreement, Western Asset Management Company (“Western”) provides investment advice and portfolio management services to High Yield for a fee payable by Heritage.

The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not “interested persons” of Heritage or the subadvisers, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act.  Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Heritage, the subadvisers or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party.  In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Heritage, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Heritage as applicable, or 90 days written notice by the subadvisers.  Under the terms of the Advisory Agreement, Heritage automatically becomes responsible for the obligations of the subadvisers upon termination of the Subadvisory Agreements.  In the event Heritage ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Heritage” may be withdrawn.

Heritage and the subadvisers shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

All of the officers of each fund are officers or directors of Heritage or its affiliates.  These relationships are described under “Management of the Funds.”

Advisory Fees.

Each fund pays investment advisory fees to Heritage.  Heritage earned the following advisory fees and administrative fees from each fund during the periods shown.  Beginning January 2, 2006, the funds allocated the management fee rate paid to Heritage between investment advisory and administrative fee rates.  Therefore, beginning with the 2007 fiscal year, advisory fees and administrative fees are listed separately.  For periods prior to the 2007 fiscal year, advisory fees and administrative fees are combined.

Note that Capital Appreciation, Growth and Income and High Yield each changed their fiscal year end to October 31, beginning in 2006.

	Investment Advisory and Administrative fees paid to Heritage Advisory/Admin Net Net Net
Fund	11/1/06-10/31/07	9/1/06-10/31/06	9/1/05-8/31/06	9/1/04-8/31/05
Capital Appreciation	$4,268,410 $849,888	$750,866	$4,317,613	$3,813,380
		10/1/06-10/31/06	10/1/05-9/30/06	10/1/04-9/30/05
Growth and Income	$773,862 $166,638	$76,278	$814,424	$985,914
High Yield	$236,320 $78,773	$30,294	$392,467	$298,426
			11/1/05-10/31/06	11/1/04-10/31/05
Core Equity	$1,198,181 $220,819		$714,186	N/A
Diversified Growth	$1,153,798 $288,441		$1,717,807	$1,263,720
International Equity	$2,010,943 $417,910		$1,594,371	$431,921
Mid Cap	$8,774,979 $2,367,604		$8,338,272	$3,838,418
Small Cap	$2,571,173 $635,191		$2,747,641	$1,759,683

In addition, Heritage has entered into agreements with each fund’s subadviser and paid the following fees pursuant to those agreements.

	Subadvisory fees paid by Heritage
Fund	11/1/06-10/31/07	9/1/06-10/31/06	9/1/05-8/31/06	9/1/04-8/31/05
Capital Appreciation GSAM Eagle	$1,713,295 $0	$250,295 $0	$1,439,204 $0	$1,271,127 $0
		10/1/06-10/31/06	10/1/05-9/30/06	10/1/04-9/30/05
Growth and Income Thornburg Eagle	$470,250 $0	$38,139 $0	$407,212 $ 0	$302,360 $0
High Yield	$157,547	$15,147	$196,233	$246,713
			11/1/05-10/31/06	11/1/04-10/31/05
Core Equity
Diversified Growth	$748,863		$373,690	$35,959
International Equity	$721,124		$858,904	$808,983
Mid Cap	$1,164,426		$747,186	$462,387
Small Cap	$5,591,236		$4,171,427	$3,085,542
Awad	$809,672		$705,989	$667,586

Eagle	$797,311	$668,093	$610,024

Further, Heritage has contractually agreed to waive certain expenses to the extent that total annual operating expenses exceed certain limits for each class.

Heritage has entered into an administration agreement with each Trust, on behalf of its respective series, if any.  Under the administration agreement, Heritage provides to each Fund and its respective classes all administrative and clerical services deemed necessary or advisable for the operation of such Funds and classes.  Among other services, Heritage provides all necessary office facilities, equipment, and personnel, prepares required regulatory filings, prepare Board materials and coordinates mailing of prospectuses, notices, proxy statements and other shareholder or investor communications.  The fees under the administration agreement are equal to 0.15% of the average daily net assets of Class A,  Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I and Class R-5 shares

For each fund, the current advisory and subadvisory fees, are determined as follows:

1) Capital Appreciation Trust

	Average daily net assets	Rate charged
Investment Advisory Fee
	$0 to $1 billion	0.60%
	Over $1 billion	0.55%

Subadvisory Fee - GSAM
	All assets	0.25%

Subadvisory Fee - Eagle	$0 to $1 billion	0.375%
	Over $1 billion	0.35%

Heritage has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.35% of the class’ average daily net assets through February 28, 2009, Class C annual operating expenses exceed 2.15% of that class’ average daily net assets through February 28, 2009, Class I and Class R-5 annual operating expenses exceed 0.95% of that class’ average daily net assets through February 28, 2009 and Class R-3 annual operating expenses exceed 1.65% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

2) Core Equity Fund

	Average daily net assets	Rate charged
Investment Advisory Fee
	All assets	0.60%

Subadvisory Fee
	All assets	0.375%

Heritage has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.35% of the class’ average daily net assets through February 28, 2009, and Class C annual operating expenses exceed 2.15% of that class’ average daily net assets through February 28, 2009, Class I and Class R-5 annual operating expenses exceed 0.95% of that class’ average daily net assets through February 28, 2009 and Class R-3 annual operating expenses exceed 1.65% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund sharehold ers. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

3) Diversified Growth Fund, Mid Cap Stock Fund, Small Cap Stock Fund

	Average daily net assets	Rate charged
Investment Advisory Fee
	$0 to $500 million	0.60%
	$501 million to $1 billion	0.55%
	Over $1 billion	0.50%

Subadvisory Fee	$0 to $500 million	0.375%
	$501 million to $1 billion	0.35%
	Over $1 billion	0.325%

For Diversified Growth, Heritage has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that Class A annual operating expenses exceed 1.45% of the class’ average daily net assets through February 28, 2009, Class C annual operating expenses exceed 2.25% of that class’ average daily net assets through February 28, 2009, Class I and Class R-5 annual operating expenses exceed 0.95% of that class’ average daily net assets through February 28, 2009 and Class R-3 annual operating expenses exceed 1.75% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. For Mid Cap, Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.45% of the class’ average daily net assets through February 28, 2009, Class C annual operating expenses exceed 2.25% of that class’ average daily net assets through February 28, 2009, Class I and Class R-5 annual operating expenses exceed 0.95% of that class’ average daily net assets through February 28, 2009 and Class R-3 annual operating expenses exceed 1.75% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. For Small Cap, Heritage has contractually agreed to reimburse certain expenses of the fund and, if necessary, waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.40% of the class’ average daily net assets through February 28 ,

2009, Class C annual operating expenses exceed 2.20% of that class’ average daily net assets through February 28, 2009, Class I and Class R-5 annual operating expenses exceed 0.95% of that class’ average daily net assets through February 28, 2009 and Class R-3 annual operating expenses exceed 1.70% of that class’ average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian.  For each fund, the Board may agree to change fee waivers or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentag e limitations.

4) Growth and Income Trust

	Average daily net assets	Rate charged
Investment Advisory Fee
	$0 to $100 million	0.60%
	$101 million to $500 million	0.45%
	Over $500 million	0.40%

Subadvisory Fee	$0 to $100 million	0.375%
	$100 million to $500 million	0.30%
	Over $500 million	0.275%

Heritage contractually has agreed to waive through February 28, 2009 management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.35% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 2.15% of average daily net assets.  This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian.  The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.  Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

5) High Yield Bond Fund

	Average daily net assets	Rate charged
Investment Advisory Fee
	$0 to $100 million	0.45%
	$101 million to $500 million	0.35%
	Over $500 million	0.30%

Subadvisory Fee	$0 to $100 million	0.30%
	$101 million to $500 million	0.25%
	Over $500 million	0.225%

Heritage contractually has agreed to waive through February 28, 2009 management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.20% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 1.80% of average daily net assets.  This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.  Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

6) International Equity Fund

	Average daily net assets	Rate charged
Investment Advisory Fee
	$0 to $100 million	0.85%
	$101 million to $1 billion	0.65%
	Over $1 billion	0.55%

Subadvisory Fee	$0 to $100 million	0.45%
	Over $100 million	0.40%

Heritage contractually has agreed to waive through February 28, 2009 management fees to the extent that Class A annual operating expenses, exclusive of foreign taxes paid, exceed 1.65% or to the extent that Class C annual operating expenses exceed 2.45% of average daily net assets attributable to that class during this fiscal year.  This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.  Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

Class-Specific Expenses.  Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.

E.  Portfolio Managers

Each subadvisor has provided the information found in this section for Heritage’s use in the SAI.

1)  Goldman Sachs Asset Management, L.P. (Capital Appreciation Trust)

Steven M. Barry, Gregory H. Ekizian, and David G. Shell manage the Fund’s investment portfolio.  Messrs. Barry, Ekizian, and Shell are Chief Investment Officers (“CIOs”) and portfolio managers of the Goldman Sachs Asset Management, L.P. Growth Team.  All members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings.  The entire Growth Team discusses and debates whether the business being presented meets the Growth Team's definition of a high-quality growth business and the attractiveness of the current valuation.  The team reaches a consensus on whether a business is worthy of a position in the portfolio.  The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.  Messrs. Ekizian and Shell joined Goldman Sach s Asset Management, L.P. (“GSAM”) in January 1997 when it acquired Liberty Investment Management.  They were senior portfolio managers at Liberty prior to the acquisition.  Mr. Shell began the strategy at Liberty's predecessor firm, Eagle Asset Management in 1987, and Mr. Ekizian joined in 1990.  Mr. Barry joined GSAM as a senior portfolio manager in 1999.

As of October 31, 2007, Messrs. Barry, Ekizian and Shell are responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

19

$4.6 billion

Other pooled investment vehicles

1

$10.8 billion

Other accounts

354

$24.9 billion

In 14 of the 354 of the above “other” accounts, the advisory fee payable to GSAM is based upon the account’s performance and the assets managed that pay the fee are $3.3 billion.

Material Conflicts of Interest: GSAM portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds.  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than Capital Appreciation Trust (the “Fund”) and may also have a performance-based fee.  The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner.  To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.  In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be affected between the Fund and another client account.  GSAM conducts periodic reviews of trades for consistency with these policies.

Compensation: Each portfolio manager’s compensation consists of a base salary and a performance bonus.  The performance bonus is tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which, in part, is derived from advisory fees and for certain accounts, performance based fees.  The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.  The performance bonus for portfolio managers is significantly influenced by the following criteria:  (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmar ks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. The Growth Teams’ benchmarks for evaluation purposes include the S&P 500 Index and the Russell 1000 Growth Index.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. GSAM and the Growth Team’s compensation may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified  retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements.  Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives.  In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

As of October 31, 2007, Mr. Shell owns between $100,001 and $500,000 and Messrs. Barry and Ekizian own no Fund shares.

2)  Thornburg Asset Management, Inc.  (Growth and Income Trust)

William V. Fries, CFA, has been responsible for the day-to-day management of the investment portfolio since July 2001. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995.  Brad Kinkelaar has been the Managing Director and Portfolio Manager since 1995 has served with Mr. Fries as a co-manger of the fund since 2006.

As of October 31, 2007, Mr. Fries is responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

17

$24.403 billion

Other pooled investment vehicles

13

$2.162 billion

Other accounts

10,205

$10.864 billion

In 2 of the 10,205 of the above “other” accounts, the advisory fee payable to Thornburg is based upon the account’s performance and the assets managed that pay the fee are $1.055 billion.

As of October 31, 2007, Mr. Kinkelaar is responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

2

$4.02 billion

Other pooled investment vehicles

0

$0

Other accounts

0

$0

None of the above accounts have an advisory fee that is payable to Thornburg based upon the account’s performance and the assets managed.

Material Conflicts of Interest: Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•

Allocating a favorable investment opportunity to one account but not another.

•

Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•

Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•

Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation: The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective.

Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts manage d by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

As of October 31, 2007, neither Mr. Fries nor Mr. Kinkelaar owns any shares of the fund.

3)  Western Asset Management Company (High Yield Bond Fund)

The day-to-day management of the fund’s investment portfolio is the responsibility of a team of investment professionals led by Investment Officers S. Kenneth Leech and Stephen A. Walsh and Portfolio Manager Michael C. Buchanan.

As of October 31, 2007, S. Kenneth Leech was responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

112

$117.02 billion

Other pooled investment vehicles

239

$221.22 billion

Other accounts

1,060

$303.22 billion

In 93 of the 1,060 “other accounts” with total assets of $33.68 billion, the advisory fee payable to Western Asset Management Company (“Western”) or an affiliate is based on performance.

As of October 31, 2007, Stephen A. Walsh was responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

112

$117.02 billion

Other pooled investment vehicles

239

$221.22 billion

Other accounts

1,060

$303.22 billion

In 93 of the 1,060 “other accounts” with total assets of $33.68 billion, the advisory fee payable to Western or an affiliate is based on performance.

As of October 31, 2007, Michael C. Buchanan was responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

13

$8.02 billion

Other pooled investment vehicles

6

$5.19 billion

Other accounts

12

$981.94 million

In each of the above accounts managed by Mr. Buchanan, the advisory fee payable to Western was not based on performance.

It is important to note that the numbers above reflect the overall number of portfolios managed by Western. Mr. Leech and Mr. Walsh are involved in the management of all of the portfolios of Western or an affiliate of Western but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest:  Potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection.  Members of the portfolio management team may be privy to the size, timing and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a member of the portfolio management team, but may not be available in sufficient quantities for both the High Yield Bond Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account.  A conflict may arise where the portfolio management team may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio management team, Western or an affiliate has an interest in the account.  Western has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same pr ice on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved.  Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio management team devoting unequal time and attention to the management of each portfolio and/or other account.  Western’s team approach to portfolio management and block trading approach works to limit this potential risk.

Employees of Western have access to transactions and holdings information regarding client accounts and Western’s overall trading activities.  This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts.  Accordingly, Western maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading.  In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business.  The Code of Ethics is administered by the Legal and Compliance Department and monitored through Western’s compliance monitoring program.

A portfolio management team may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

Compensation: With respect to the compensation of the portfolio management team, Western’s compensation system assigns each employee a total compensation "target" and a respective cap.  Both the target and respective cap are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.  In addition, employees are eligible for bonuses.  These are structured to reward sector specialists for contributions to Western as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  This is described in more details below:

●

Incentive compensation is based on individual performance, team performance and the performance of the company. Western’s philosophy is to reward its employees through Total Compensation.  Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.

●

Incentive compensation is the primary focus of management decisions when determining Total Compensation.  The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the Firm and one's team, and personal contribution to that success.  Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis.  AUM bonuses are calculated according to the company’s annual AUM growth.

●

Western offers a Long Term Incentive Plan, which affords eligible employees the opportunity to earn additional long-term compensation from discretionary contributions which will be made on their behalf.  These contributions are made by Western and are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by Western.  Discretionary

Contributions made to the Plan will be placed in a special trust (known as a rabbi trust) that restricts management's use and of access to the money.

●

Under certain pre-existing arrangements, key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

As of October 31, 2007, no portfolio manager owned any shares of the fund.

4)  Julius Baer Investment Management LLC (International Equity Fund)

Rudolph-Riad Younes, CFA, Head of International Equities at Julius Baer Investment Management LLC, and Richard C. Pell, Chief Investment Officer and Chief Executive Officer of Julius Baer Investment Management LLC, have been responsible for the day-to-day management of the fund’s investment portfolio since July 2002.  Julius Baer Investment Management LLC (“JBIM”) has provided the following information regarding the managers which is current as of October 31, 2007.

As of October 31, 2007, Mr. Pell is responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

9

$41.432 billion

Other pooled investment vehicles

11

$9.519 billion

Other accounts

76

$20.757 billion

In 4 of the 76 of the above “other” accounts, the advisory fee payable to JBIM is based upon the account’s performance and the assets managed that pay the fee are $2.068 billion.

As of October 31, 2007, Mr. Younes is responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

9

$40.616 billion

Other pooled investment vehicles

11

$9.559 billion

Other accounts

81

$21.279 billion

In 4 of the 81 of the above “other” accounts, the advisory fee payable to JBIM is based upon the account’s performance and the assets managed that pay the fee are $2.068 billion.

Material Conflicts of Interest: As Messrs. Younes and Pell share in the profits of JBIM, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains.  In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management. In order to address these potential conflicts, JBIM’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM’s clients are disadvantaged in JBIM’s management of accounts.  Additionally, JBIM’s internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

Compensation: Messrs. Younes and Pell are compensated via a methodology that uses a compensation of fixed compensation, compensation based on performance and compensation based on tenure.  The fixed portion of their compensation includes salary, profit sharing and deferred compensation.  The performance component is comprised of an annual bonus and the tenured portion is comprised of the employee stock purchase plan, the 401(k) plan and various retirement plans.  The performance portion utilizes the MSCI EAFE Index and the MSCI ACWI ex-US index as the appropriate benchmarks for the International Equity product.  There is no difference in the methodology of compensating the managers with any of the accounts listed as “other accounts” in the above paragraphs.

As of October 31, 2007, Messrs. Younes and Pell do not own any shares of the fund.

5)  Eagle Asset Management, Inc. and Eagle Boston Investment Management, Inc.

Eagle Asset Management, Inc. (“EAM”) and Eagle Boston Investment Management, Inc. (“EBIM”) (collectively “Eagle”) serve as subadvisor for the Core Equity Fund, Diversified Growth Fund, Mid Cap Stock Fund, and Small Cap Stock Fund, as specified below.  The following information is applicable to all funds subadvised by Eagle and a discussion of each portfolio manager’s specific compensation follows.

Material Conflicts of Interest: When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  Eagle has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients.  In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest.  Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm’s Code of Ethics.

Compensation: Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team.  This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team.  This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund.  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s).

Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Their investment professionals are compensated as follows:

• All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;

• Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

• Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals;

• All portfolio managers generally are eligible to receive benefits from the subadviser’s parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

A.  Core Equity Team (Core Equity Fund)

Richard Skeppstrom, CFA Managing Director, E. Craig Dauer, Co-Portfolio Manager, John G. Jordan III, Co-Portfolio Manager and Robert Marshall Co-Portfolio Manager are responsible for the day-to-day management of the fund. (the “Team”). The Team has been managing the fund since inception in May 2005.

As of October 31, 2007, the Team is responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

3

$205.5 million

Other pooled investment vehicles

0

$0

Other accounts

9,163

$2.57 billion

In each of the above accounts, the advisory fee payable to Eagle is not based upon the account’s performance.

The managers’ benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of October 31, 2007, Mr. Dauer does not own shares of the fund. Mr. Jordan owns between $10,001 and $50,000 of the fund’s shares.  Mr. Marshall owns between $50,001 and $100,000 of the fund’s shares.  Mr. Skeppstrom owns between $100,001 and $500,000 of the fund’s shares.

B.  Bert Boksen (Diversified Growth Fund, Small Cap Stock Fund)

Bert Boksen, Senior Vice President and Managing Director of Eagle is the portfolio manager of the Diversified Growth Fund and is responsible for the day-to-day management of the fund.  Mr. Boksen has been a manager to the Diversified Growth Fund since inception. Mr. Boksen is also the sole portfolio manager of the Eagle managed portion of the Small Cap Stock Fund.  Mr. Boksen has been a manager to the Small Cap Fund since 1998.

As of October 31, 2007, Mr. Boksen is responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

13

$968.5 million

Other pooled investment vehicles

1

$45.8 million

Other accounts

2,658

$1.5 billion

In the “other pooled investment vehicles” category above, the advisory fee payable to Eagle is based upon the account’s performance. Additionally, In 1 of the 2,658 of the above “other” accounts, the advisory fee payable to Eagle is based upon the account’s performance and the assets managed that pay a performance fee are $39.8 million.

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner in a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management I and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner.  Certain officers and employees of Eagle have investment interests in the limited partnership.  On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.  Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000 Growth and Russell Mid Cap Growth indices for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of October 31, 2007, Mr. Boksen owns over $1,000,000 of the Diversified Growth Fund’s shares and between $50,001 and $100,000 of the Small Cap Stock Fund’s shares.

C.  Todd McCallister and Stacey Thomas (Mid Cap Stock Fund)

Todd McCallister, PhD, CFA, Managing Director of the Mid Cap Stock Fund, is the co-manager with Stacey Thomas and is jointly responsible for the day-to-day management of the fund.  Mr. McCallister has been a portfolio manager for the fund since 1997.  Stacey Serafini Thomas, CFA, a Vice President with Eagle since 1999 and Co-Portfolio Manager of Eagle, has served as Co-Portfolio Manager of the Fund since 2005.

As of October 31, 2007, Mr. McCallister and Ms. Thomas are responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

6

$299.67 million

Other pooled investment vehicles

0

$0

Other accounts

8,256

$4 billion

In 2 of the 8,256 of the above “other” accounts, the advisory fee payable to Eagle is based upon the account’s performance and the assets managed that pay a performance fee are $251.65 million.

Mr. McCallister’s and Ms. Thomas’ benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000 and S&P 400 MidCap indices along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

Mr. McCallister personally owns between $100,001 and $500,000 of the fund’s shares and Ms.

Thomas owns between $10,001 and $50,000 of the fund’s shares as of October 31, 2007.

D.  David Adams and John McPherson (Small Cap Stock Fund)

David Adams and John McPherson are both Managing Directors of EBIM and serve as Co-Portfolio Managers of the EBIM portion of the fund since January 1, 2007.

As of October 31, 2007, Mr. Adams and Mr. McPherson are responsible for the day-to-day management of the following other accounts:

Number of accounts

Total assets

Registered investment companies

1

$4 million

Other pooled investment vehicles

0

$0

Other accounts

904

$390 million

In each of the above accounts, the advisory fee payable to EBIM is not based upon the account’s performance.

Mr. Adams and Mr. McPherson’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of October 31, 2007, neither Mr. Adams nor Mr. McPherson owns any shares of the fund.

E. Christopher Sassouni (Diversified Growth Fund) and Eric Mintz (Diversified Growth Fund and Small Cap Stock Fund).

Christopher Sassouni, D.M.D., Vice President, and Eric Mintz, CFA, Senior Research Analyst, have been Assistant Portfolio Managers since 2006 and 2008, respectively.  Messrs. Sassouni and Mintz do not have individual discretion over the assets of the fund(s) or of any other accounts.

Messrs. Sassouni and Mintz are paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys.  Messrs. Sassouni and Mintz, along with all Eagle employees, receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.  Their compensation is on their individual performance as research analysts as well as their contribution to the results of Eagle’s investment products.  In addition, they may receive additional compensation for their contribution as Assistant Portfolio Managers of the fund(s) and other similarly managed accounts.  In addition, they may receive additional compensation for their contributions as Assistant Portfolio Managers of the fund(s) and other similarly managed accounts.  They also may re ceive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

Mr. Sassouni owns between $1 and $10,000 of the Diversified Growth Fund’s shares.  Mr. Mintz does not own any shares of the Diversified Growth Fund and owns between $1 and $10,000 of the Small Cap Stock Fund’s shares.

F.  Portfolio Turnover and Brokerage Practices

Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives.  Thus, the turnover rate may vary greatly from year to year or during periods within a year.  A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period.  A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  The following table shows the turnover rate for each fund for the periods shown:

Turnover Rate
Fund	11/1/06-10/31/07	9/1/06-10/31/06	9/1/05-8/31/06
Capital Appreciation	62%	7%	58%
		10/1/06-10/31/06	10/1/05-9/30/06
Growth and Income	63%	4%	54%
High Yield	87%	5%	63%
			11/1/05-10/31/06
Core Equity	45%		43%
Diversified Growth	98%		111%
International Equity	56%		58%
Mid Cap	185%		180%
Small Cap	64%		49%

The subadvisers are responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions.  Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available.  Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers.  Consistent with the policy of most favorable price and execution, the subadvisers may give consideration to research, statistical and other services furnished by brokers or dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers.  In addition, the subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the subadvisers determine in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided.  Such research and analysis may be useful to the subadvisers in connection with services to clients other than the funds.  A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services.  However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.

The subadvisers may use an affiliated broker-dealer, its affiliates or certain affiliates of Heritage and Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution.  Commissions paid to affiliates of Heritage and Eagle will not exceed “usual and customary brokerage commissions.”  Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

The subadvisers also may select other brokers to execute portfolio transactions.  In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.  The following table shows the aggregate brokerage commissions paid for the periods shown.

Fund	11/1/06-10/31/07	9/1/06-10/31/06	9/1/05-8/31/06	9/1/04-8/31/05
Capital Appreciation Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$564,995 $6,744 1.2% 0.5%	$60,819 $3,056 5% 3.3%	$697,564 $0 0% 0%	$432,486 $1,400 0.32% 0.595%
		10/1/06-10/31/06	10/1/05-9/30/06	10/1/04-9/30/05
Growth and Income Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$108,937 $0 0% 0%	$9,529 $0 0% 0%	$100,259 $1,312 1.3% 0.56%	$116,241 $0 0% 0%
High Yield Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$0 $0 0% 0%	$0 $0 0% 0%	$0 $0 0% 0%	$0 $0 0% 0%
			11/1/05-10/31/06	11/1/04-10/31/05
Core Equity Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$169,490 $0 0% 0%		$166,576 $0 0% 0%	$23,669 $0 0% 0%
Diversified Growth Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$418,658 $6,221 1.5% 0.6%		$656,252 $9,246 1.4% 0.97%	$445,753 $10,438 2.34% 1.76%
International Equity Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$620,910 $304 0.1% 0.03%		$392,555 $319 0.1% 0.07%	$277,306 $6,948 2.51% 2.46%
Mid Cap Total

Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$5,174,926 $45,087 0.9% 0.5%	$4,654,992 $54,463 1.2% 1.28%	$3,396,214 $37,000 1.09% 0.66%
Small Cap Total Paid to Affiliate % to Affiliate % of transactions w/ Affiliate	$694,983 $5,289 0.8% 0.7%	$679,309 $68,764 10.1% 5.07%	$854,134 $35,154 4.12% 2.31%

Each fund may not buy securities from, or sell securities to, an affiliate as principal.  However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant.  The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self-regulatory organizations.

Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 there under, Heritage, the Adviser, each subadviser and the Distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions.  The Codes are on public file with, and may be obtained from, the Commission.

G.

Distribution of Shares

Distribution.  Shares of each fund are offered continuously through the funds’ principal underwriter, Heritage Fund Distributors, Inc. (the “Distributor”), a subsidiary of Heritage, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks.  Such dealers may be deemed to be underwriters pursuant to the 1933 Act.  The Distributor and Financial Advisors or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  In this connection, the Distributor makes distribution and servicing payments to participating dealers.

Distribution Agreement.  Each fund had adopted a Distribution Agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts.  The Distributor also pays service fees to dealers for providing personal services to shareholders and for maintaining shareholder accounts.  Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

The Distribution Agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party.  Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees.  For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

Rule 12b-1 Distribution Plan.  Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”).  These Plans permit a fund to pay the Distributor the monthly distribution and service fee out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares.  The funds used all Class A, Class C and Class R-3 12b-1 fees to pay the Distributor.  Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the “Independent Trustees”).  In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan.  Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund.  The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred.  A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose.  Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.  If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

Heritage has entered into agreements with the Distributor and other financial intermediaries to provide certain services on behalf of the funds.  Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements.  As compensation, Heritage pays from its own resources, a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund of the Series Trust may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund.  Capital Appreciation Trust and Growth and Income Trust may pay the Distributor distribution and service fees of up to 0.50% of that fund’s average daily net assets attributable to Class A shares of that fund.  Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares.  These fees are computed daily and paid monthly.  The Distributor, on Class C shares, may reta in the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund, except High Yield, pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares.  High Yield may pay the Distributor a service fee of 0.25% and a distribution fee of up to 0.55% of that fund’s average daily net assets attributable to Class A shares of that fund. These fees are computed daily and paid monthly.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, each fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund’s average daily net assets attributable to Class R-3 shares.  These fees are computed daily and paid monthly.

With respect to Class I and Class R-5 shares, the funds offering such shares do not currently pay the Distributor a 12b-1 fee.

The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the 2007 fiscal year ended on October 31.

Fund	Class A	Class C	R-3
Capital Appreciation	$1,156,814	$1,573,158	$0
Core Equity	$65,260	$161,406	$0
Diversified Growth	$305,606	$645,699	$0
Growth and Income	$193,021	$504,870	$0
High Yield	$77,721	$149,486	$0
International Equity	$312,682	$1,510,208	$0
Mid Cap	$2,803,566	$3,791,371	$5,468
Small Cap	$758,627	$1,059,737	$941

H.

Payments to Dealers.

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Heritage or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds.  Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Many financial advisors that sell shares of funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. Affiliates do not make an independent assessment of the cost of providing such services.

In this context, “financial advisors” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

Revenue Sharing Payments.  Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of funds. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial advisor's funds sales system, placing funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial advisor for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial advisors differently depending typically o n the level and/or type of considerations provided by the financial advisor.

The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial advisor (“Asset-Based Payments”).  Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Affiliates also may make payments to certain financial advisors that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also may make payments to certain financial advisors that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the funds. This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.  Such compensation provided by Affiliates may include financial assistance to financial advisors that enable Affiliates to

•

participate in an/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,

•

client entertainment, client and investor events, and other financial advisor-sponsored events, and

•

travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of funds or retain shares of funds in their clients' accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this SAI. You can ask your financial advisor about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

I.

Additional Services to the Funds

Administrative, Fund Accounting and Transfer Agent Services.  Heritage, subject to the control of the Board, will:

•

manage, supervise and conduct the administrative and business affairs of each fund;

•

furnish office space and equipment;

•

oversee the activities of the subadvisers and the Custodian; and

•

pay all salaries, fees and expenses of officers and Trustees of each fund who are affiliated with Heritage.

Heritage is the transfer and dividend disbursing agent for each fund and provides certain shareholder servicing activities for customers of the funds.  In addition, Heritage is the fund accountant for each fund except International Equity.  State Street Bank & Trust is the fund accountant for International Equity.  Each fund pays directly for fund accounting and transfer agent services.

The following table shows the fees paid to Heritage as fund accountant for each of the indicated periods for all funds except International Equity:

	Fund Accounting Fees Paid
Fund	11/1/06-10/31/07	9/1/06-10/31/06	9/1/05-8/31/06	9/1/04-8/31/05
Capital Appreciation	$99,324	$16,559	$92,633	$70,983
		10/1/06-10/31/06	10/1/05-9/30/06	10/1/04-9/30/05
Growth and Income	$95,542	$7,826	$93,964	$67,110
High Yield	$112,223	$9,347	$109,251	$84,009
			11/1/05-10/31/06	11/1/04-10/31/05
Core Equity	$96,825		$94,352	$28,031
Diversified Growth	$96,540		$95,857	$73,242
Mid Cap	$101,725		$96,252	$73,353
Small Cap	$101,725		$96,352	$73,157

The following table shows the fees paid to Heritage as Transfer Agent for each of the indicated periods for all funds:

	Transfer Agent Fees Paid
Fund	11/1/06-10/31/07	9/1/06-10/31/06	9/1/05-8/31/06	9/1/04-8/31/05
Capital Appreciation	$760,184	$130,880	$652,963	$484,299
		10/1/06-10/31/06	10/1/05-9/30/06	10/1/04-9/30/05
Growth and Income	$161,256	$12,637	$159,255	$98,090
High Yield	$62,661	$5,097	$80,600	$69,634
			11/1/05-10/31/06	11/1/04-10/31/05
Core Equity	$301,118		$165,039	$11,239

Diversified Growth	$272,465	$280,915	$240,324
International Equity	$238,876	$167,557	$107,195
Mid Cap	$2,004,942	$1,384,265	$971,432
Small Cap	$592,078	$441,236	$367,137

Custodian.  State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian of each fund’s assets.  The Custodian also provides portfolio accounting and certain other services for the funds.

Legal Counsel.  Kirkpatrick & Lockhart Preston Gates Ellis  LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.

Independent Registered Certified Public Accounting Firm.  PricewaterhouseCoopers LLP, 4221 W. Boy Scout Blvd., Suite 200, Tampa, Florida 33607, is the independent registered certified public accounting firm for the funds.  The Financial Statements of the funds that appear in this SAI have been incorporated by reference into the SAI.  The financial statements  were audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm.

J.

Potential Liability

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund.  To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund.  These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign.  In the unlikely event a shareholder is held personally liable for a fund’s obligations, that fund is required to use its property to protect or compensate the shareholder.  On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund.  Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

APPENDIX A

INVESTMENT TYPES GLOSSARY

Equity Securities:

Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to declin e as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.

Preferred Stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts (“REITs”).  Equity REITs own real estate properties, and their revenue comes principally from rent.  Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans.  Hybrid REITs combine characteristics of both equity and mortgage REITs.  The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended.  The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Warrants and Rights.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Debt Securities:

Debt Securities.  The market value of debt securities is influenced primarily by changes in the level of interest rates.  Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

Fixed and Floating Rate Loans.  Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”).  These investments are considered to be investments in debt securities.

Brady Bonds.  Brady Bonds, which are debt securities, generally denominated in U.S. dollars, are issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”).  Brady Bonds also may be issued with re spect to new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis be tween debtor nations and their creditors

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders.  Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then -current six month London Inter-Bank Offered Rate (“LIBOR”).

Foreign Debt Securities.  A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S.

Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).

Investment Grade/Lower Rated Securities:

Investment Grade Securities.  Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are deemed to be of comparable quality by a fund’s subadviser.

Lower Rated / High-Yield Securities.  Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB or Baa by S&P and Moody’s, respectively, or unrated securities determined to be below investment grade by its subadviser.  These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.

Short-Term Money Market Instruments:

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.

Certificates of Deposit (“CDs”).  CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion.  The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

Repurchase and Reverse Repurchase Agreements:

Repurchase Agreements.  A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date.  The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.

Reverse Repurchase Agreements.  Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price.  If required, at the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).

U.S. Government and Zero Coupon Securities:

U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.

Zero Coupon Securities and Pay In Kind Bonds.  Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.

Foreign Securities Exposure:

Depositary Receipts. Sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).  Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.  GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.

Euro/Yankee Bonds. International Equity may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”).

Eurodollar Certificates. Growth and Income may purchase CDs issued by foreign branches of domestic and foreign banks.  Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.

American Depositary Receipts (“ADRs”):

Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers.  These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”).  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

Hedging Instruments - Futures, Forwards, Options and Hedging Transactions:

General Description.  Certain financial instruments (“Hedging Instruments”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio.  Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.  A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire.  Thus, in a long hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire.  Hedging Instruments on indices may be used to hedge broad market sectors.

Options:

Options may include options on securities, equity and debt indices and currencies.

Characteristics of Options Trading.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Futures and Options on Futures:

Guidelines and Characteristics of Futures and Options on Futures Trading.  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long hedge.  Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

Stock Index Futures.  A stock index assigns relative values to the common stocks comprising the index.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index.  The price of the stock index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are th e subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futur es contracts are based.

Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Forward Currency Contracts.  A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire.  Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments.  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commis sion each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars:

A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between or among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of a reference index.  The purchaser of a cap is entitled to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchaser of a floor is entitled to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate of amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Options on Swap Agreements:

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The fund may write (sell) and purchase put and call swap options.  Depending on the terms of a particular option agreement, the fund may incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the fund writes a swap option, upon the exercise of the option, the fund will become obligated according to the terms of the underlying agreement.

Index Securities:

Index Securities.  Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock.  The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities.  However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks.  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

APPENDIX B

COMMERCIAL PAPER RATINGS

The rating services’ descriptions of commercial paper ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. Commercial Paper Debt Ratings

Prime-l.  Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations.  P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Description of Standard & Poor’s Commercial Paper Ratings

A-1.  This designation indicates that the degree of safety regarding timely payment is very strong.  Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment of issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

CORPORATE DEBT RATINGS

The rating services’ descriptions of corporate debt ratings in which the fund may invest are:

Description of Moody’s Investors Service, Inc. Corporate Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B - Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC - Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC - The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C - The rating “C” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” debt rating.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating “CI” is reserved for income bonds on which no interest is being paid.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

APPENDIX C

FUND INVESTMENT SUMMARY

All investments are allowed with no specific limitation unless indicated otherwise and all percentage limitations are based on the fund’s total assets, unless otherwise specified.

Investment Type	Capital Apprec’n	Core Equity	Diversified Growth	Growth & Income	High Yield Bond	Int’l Equity	Mid Cap Stock	Small Cap Stock
Equity
• Equity Securities		>=80	>=65	>=65	●	>=80(1)	●	●
• Common Stocks	65	●	●	●	●	●	>=80(1)	>=80(1)
• Convertible Securities	●	●	●	●	●	●	●	●
• Preferred Stock	●	●	●	●	●	●	●	●
• REITs	●	●	●	●	☒	●	●	●
• Warrants	●	●	●	●	●	●	●	●
• Rights	●	●	●	●	☒	●	●	●
Debt
• Debt Securities	●	●	●	●	●	●	●	●
• Corporate Debt	●	●	●	●	●	●	●	●
• Fixed and Floating Rate Loans	☒	☒	☒	☒	●	☒	☒	☒
• Brady Bonds	☒	☒	☒	☒	●	☒	☒	☒
• Foreign Debt Securities	☒	☒	☒	☒	>=20	☒	☒	☒
• Lower rated/High Yield (NET ASSETS)	☒	☒	<=5	●	<=80	<=10	<=5	<=5
Short-Term Instruments
• Bankers Acceptances	●	●	●	●	●	●	●	●
• Certificate of Deposit in institution w/assets greater than $1 billion	●	●	●	●	●	●	●	●
• Commercial paper of P- 1 or P- 2 or A-1 and A-2	●	●	●	●	●	●	●	●
• Demand and time deposits, savings shares, variable rate demand notes, etc.	☒	☒	☒	☒	●	☒	☒	☒
• Repurchase Agreements(NET ASSETS)	<=20	<=20	<=20	<=20	<=20	<=20	<=20	<=20
• Reverse Repurchase Agreements	●	●	●	●	●	●	●	●
• U.S. Gov’t Securities	●	●	●	●	●	●	●	●
• Zero Coupon Securities	☒	☒	☒	●	●(2)	☒	☒	☒
Foreign Securities
• Total Foreign Securities Exposure including ADRs	<=35(3)	<=35(3)	<=35(3)	<=35(4)	<=20(5)	>=80	<=35(3)	<=35(3)
• ADRs	<=35(3)	<=35(3)	<=35(3)	<=35(4)	☒	>=80	<=35(3)	<=35(3)
• Depositary receipts	●	●	●	●	☒	●	●	●
• Euro/Yankee Bonds	☒	☒	☒	☒	☒	●	☒	☒
• Eurodollar Certificates	☒	☒	☒	●	☒	☒	☒	☒
• Emerging markets	☒	☒	☒	☒	☒	<=35	☒	☒
Hedging Instruments
• Futures Contracts	●	●(6)	●	●	●(7)	●(8)	●	☒

• Options Contracts	●	●(6)	●	●(9)	●(7)	●	●	☒
• Forward Contracts(10)	●	●	●	●	●	●	●	☒
• Stock Index Futures	●	●	●	●	●	●	●	☒
• Foreign currency hedging options and futures	☒	●	☒	☒	☒	☒	☒	☒
• Foreign currency hedging futures	☒	☒	☒	☒	☒	●	☒	☒
• Forward Currency Contracts	●	●	●	●	●	●	●	☒
• Combined transactions with options, futures and forwards	●	●	●	●	●	●	●	☒
Other
• Swaps, Caps, Floors, Collars, Options on swaps	☒	☒	☒	☒	☒	●	☒	☒
• Forward Commitments	☒	☒	☒	●	☒	●	☒	☒
• Illiquid Securities (NET ASSETS)	<=15	<=15	<=15	<=15	<=25(11)	<=15	<=15	<=15
• Investment Companies	<=5	<=5	<=5	<=5	<=5	<=5	<=5	<=5
• Index Securities	●	●	●	●	●	●	●	●
• When-Issued & • Delayed Delivery Transactions	☒	☒	☒	☒	●	●	☒	☒
• Loans of Portfolio Securities	●	●	●	●	<=25(12)	●	●	●
• Temporary Defensive Measures	<=100	<=100	<=100	<=100	<=100	<=100	<=100	<=100

Notes

●

No policy limitation on usage

☒

Not allowed

1

International Equity invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of foreign issuers.  Mid Cap and Small Cap each invest at least 80% of its net assets (plus any borrowing for investment purposes) in stocks of mid cap companies and small cap companies, respectively.

2

High Yield may also invest in pay in kind bonds.

3

Each fund, except International Equity and High Yield, may own up to 35% of foreign securities, including ADRs. Of that, no more than 15% can be in direct foreign ownership (excluding Growth and Income, see footnote 4).

4

Growth and Income may invest up to 35% in foreign securities, including ADRs and other similar securities. Of that, no more than 30% can be in direct foreign ownership.

5

High Yield may invest up to 20% of its total assets in foreign fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated.  There is no minimum rating criteria for High Yield’s investments in such securities.

6

Core Equity may use options and futures on foreign currencies.

7

High Yield’s investment in futures and options on futures will not exceed 5% of the liquidation value of the fund’s investment portfolio after taking into account any unrealized profits and unrealized losses on any such contracts it has entered.

8

International Equity may purchase and sell only currency and stock index futures for hedging or investment purposes.

9

Growth and Income may write covered calls. The aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of the fund’s net assets.

10

Including foreign currency transactions.

11

High Yield may invest up to 25% of its net assets in securities that are either illiquid or sold in reliance of Rule 144A and are deemed by the subadviser to be liquid. Of this 25% limitation, no more than 15% of the fund’s net assets may be in any illiquid securities.

12

High Yield may participate in securities loans if they do not exceed 25% of the fund’s total assets and will be fully collateralized at all times.

HERITAGE GROWTH AND INCOME TRUST

PART C   OTHER INFORMATION

Item 23.

Exhibits

(a)	(i)	Declaration of Trust[1]
	(ii)	Amendment to Declaration of Trust[2]
(b)		Amended and Restated Bylaws[1]
(c)		Shareholders’ rights are contained in Articles III, VIII, X and XI of the Registrant’s Declaration of Trust and Articles III, V and VI of the Registrant’s Bylaws.
(d)	(i)	Form of Investment Advisory Agreement between Heritage Growth and Income Trust and Heritage Asset Management, Inc.[8]
	(ii)	Form of Subadvisory Agreement between Heritage Asset Management, Inc. and Eagle Asset Management, Inc.[8]
	(iii)	Form of Subadvisory Agreement with Thornburg Investment Management, Inc.[8]
	(iv)	Expense Limitation Agreement – filed herewith
(e)		Form of Distribution Agreement between Heritage Growth and Income Trust and Heritage Fund Distributors, Inc.[8]
(f)		Bonus, profit sharing or pension plans-none
(g)	(i)	Custodian Agreement[1]
	(ii)	Amended Fee Schedule to the Custodian Aggrement[5]
(h)	(i)	Transfer Agency and Service Agreement[3]
	(ii)	Amended Fee Schedule to the Transfer Agency and Service Agreement[7]
	(iii)	Amended and Restated Heritage Funds Accounting and Pricing Service Agreement[5]
	(iv)	Form of Administration Agreement[8]
(i)		Opinion and consent of counsel - filed herewith
(j)		Consent of Independent Registered Certified Public Accounting Firm – filed herewith
(k)		Financial statements omitted from prospectus – none
(l)		Letter of investment intent[1]
(m)	(i)	Class A Distribution Plan pursuant to Rule 12b-1[4]
	(ii)	Class C Distribution Plan pursuant to Rule 12b-1[4]
(n)		Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 – filed herewith
(p)	(i)	Code of Ethics for Heritage Asset Management, Inc., Heritage Family of Funds, and Heritage Fund Distributors, Inc. – filed herewith
	(ii)	Code of Ethics for Eagle Asset Management, Inc.[6]
	(iii)	Code of Ethics for Thornburg Investment Management, Inc. – filed herewith
Other Exhibits
Power of Attorney – filed herewith

______________

[1]	Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on January 26, 1996.
[2]	Incorporated by reference from Post-Effective Amendment No. 22 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on July 2, 2001.
[3]	Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on November 1, 2002.
[4]	Incorporated by reference from Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on December 30, 2004.
[5]	Incorporated by reference from Post-Effective Amendment No. 30 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on October 31, 2005.
[6]	Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on December 29, 2005.
[7]	Incorporated by reference from Post-Effective Amendment No. 32 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on October 30, 2006.
[8]	Incorporated by reference from Post-Effective Amendment No. 33 to the Registration Statement of the Trust, SEC File No. 033-07559, filed previously on December 29, 2006.

Item 24.

Persons Controlled by or under Common Control with Registrant

None.

Item 25.

Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)

Subject to the exceptions and limitations contained in paragraph (b) below:

(i)

every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)

the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)

No indemnification shall be provided hereunder to a Covered Person:

(i)

who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)

in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)

Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i)

such Covered Person shall have provided appropriate security for such undertaking,

(ii)

the Trust is insured against losses arising out of any such advance payments or

(iii)

either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust.

Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement of Heritage Growth and Income Trust (“Advisory Agreement”) between the Trust and Heritage Asset Management, Inc. (“Heritage”) provides that, Heritage shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.  Any person, even though also an officer, partner, employee, or agent of Heritage, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Heritage even though paid by it.

Paragraph 9 of the Subadvisory Agreement for Heritage Growth and Income Trust (“Subadvisory Agreement”) between Heritage and Eagle Asset Management, Inc. (“Eagle”) provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Eagle or reckless disregard of its obligations and duties under the Subadvisory Agreement, Eagle shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

Paragraph 9 of the Subadvisory Agreement for Heritage Growth and Income Trust (“Subadvisory Agreement”) between Heritage and Thornburg Investment Management, Inc. (“Thornburg”) provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg or reckless disregard of its obligations and duties under the Subadvisory Agreement, Thornburg shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

Paragraph 9 of the Form of Distribution Agreement with Heritage Fund Distributors, Inc. (“Distributor”) provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission t o state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in this Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

Paragraph 12 of the Administration Agreement between the Trust and Heritage Asset Management, Inc. (the "Administrator") states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Paragraph 13 of the Heritage Funds Accounting and Pricing Services Agreement (“Accounting Agreement”) between the Trust and Heritage provides that the Trust agrees to indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do (i) at the request or on the direction of or in reasonable reliance  on the written advice of the Trust or (ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage’s own willful misfeasance, willful misconduct, gross negligence or reck less disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matte r has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 26.

I.

Business and Other Connections of Investment Adviser

Heritage Asset Management, Inc. is a Florida corporation that offers investment management services.  Heritage’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716.  Information as to the directors and officers of Heritage is included in its current Form ADV filed with the SEC (File No. 801-25067).  Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Heritage.

II.

Business and Other Connections of Subadvisers

Thornburg Investment Management, Inc., a Delaware corporation, is a registered investment adviser.  Thornburg is primarily engaged in the investment advisory business.  Thornburg’s offices are located at 119 East Marcy Street, Santa Fe, New Mexico, 87501.  Information as to the officers and directors of Thornburg is included in its current Form ADV filed with the SEC (File No. 801-17853).

Eagle Asset Management, Inc., a Florida corporation, is a registered investment adviser.  All of its stock is owned by RJF.  Eagle is primarily engaged in the investment advisory business.  Eagle’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716.  Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343).

Item 27.

Principal Underwriter

 (a)

Heritage Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each of the following investment companies: Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust.  Heritage Asset Management, Inc. owns 75% of the shares of the stock of Heritage Fund Distributors.

 (b)

The directors and officers of the Registrant’s principal underwriter are:

Name	Positions & Offices with Underwriter	Position with Registrant
Richard J. Rossi	Director/President	None
Stephen G. Hill	Director/Vice President	President
Richard B. Franz	Director/Treasurer	None
Andrea N. Mullins	Assistant Treasurer	Treasurer, Principal Financial Officer and Secretary
Damian Sousa	Chief Compliance Officer	None
Deborah Malina	Secretary	Assistant Secretary
Mathew J. Calabro	Senior Vice President	Senior Vice President and Principal Executive Officer

The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Item 28.

Location of Accounts and Records

The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Trust’s Custodian through February 28, 1994, except that:  Heritage maintains some or all of the records required by the Investment Company Act of 1940; and the Subadviser maintains some or all of the records required by the Investment Company Act.  Since March 1, 1994, all required records are maintained by Heritage at 880 Carillon Parkway, St. Petersburg, Florida 33716.

Item 29.

Management Services

None.

Item 30.

Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of February 28, 2008.

HERITAGE GROWTH AND INCOME TRUST

By:  /s/ Mathew J. Calabro

_

Mathew J. Calabro, Senior Vice President,

Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Stephen G. Hill Stephen G. Hill	President	February 28, 2008
/s/ Richard K. Riess* Richard K. Riess	Trustee	February 28, 2008
/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	February 28, 2008
/s/ C. Andrew Graham* C. Andrew Graham	Trustee	February 28, 2008
/s/ Lincoln Kinnicutt* Lincoln Kinnicutt	Trustee	February 28, 2008
/s/ William J. Meurer* William J. Meurer	Trustee	February 28, 2008
/s/ James L. Pappas* James L. Pappas	Trustee	February 28, 2008
/s/ Deborah L. Talbot* Deborah L. Talbot	Trustee	February 28, 2008
/s/ Andrea N. Mullins Andrea N. Mullins	Principal Financial Officer	February 28, 2008
*By: /s/ Mathew J. Calabro Mathew J. Calabro, Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit	Description
EX-99.d	Expense Limitation Agreement
EX-99.i	Opinion and consent of counsel
EX-99.j	Consent of Independent Registered Certified Public Accounting Firm
EX-99.n	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3
EX-99.p	Code of Ethics for Heritage Asset Management, Inc., Heritage Family of Funds, and Heritage Fund Distributors, Inc.
EX-99.p	Code of Ethics for Thornburg Investment Management, Inc.
EX-99	Power of Attorney